UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08134

Eaton Vance Municipals Trust II

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

January 31

Date of Fiscal Year End

January 31, 2015

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance High Yield Municipal Income Fund Annual Report January 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report January 31, 2015

Eaton Vance

High Yield Municipal Income Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	30

Federal Tax Information	31

Management and Organization	32

Important Notices	35

Eaton Vance

High Yield Municipal Income Fund

January 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the fiscal year began on February 1, 2014, municipal bonds were one month into a rally that lasted through the end of the 12-month period on January 31, 2015. Investor expectations of rising interest rates — fueled by a modestly improving U.S. economy and the tapering of the Federal Reserve Board’s monthly asset purchases — were overwhelmed by events overseas. While the U.S. economy continued to experience moderate but below-trend growth and low inflation, fixed income investors became increasingly concerned about declining growth rates in the eurozone, the recession in Japan and the slowing growth in China.

As overseas central banks put downward pressure on interest rates, culminating with the European Central Bank’s initiation of its own asset purchase program in mid-January 2015, historically low U.S. interest rates looked attractive by comparison. The result was strong worldwide demand for U.S Treasurys that pushed Treasury rates down, with municipal rates following.

In the second half of the period, plummeting oil prices caused by increased supply and weakening demand heightened investor concerns about slowing inflation expectations overseas, putting further downward pressure on U.S. rates.

As investors searched for yield in a low-interest-rate environment, longer dated and lower credit quality bonds were the best performers. During the final four months of the period ended January 31, 2015, municipal bonds, which had outperformed Treasurys since the beginning of 2014, underperformed Treasurys but still delivered positive returns, as measured by the Barclays Municipal Bond Index2, a measure of the overall U.S. municipal bond market. For the one-year period as a whole, the municipal yield curve flattened. Maturities shorter than three years saw a slight rise in interest rates, while rates declined and prices rose through the rest of the curve, with longer maturities showing the strongest performance.

Fund Performance

For the 12-month period ended January 31, 2015, Eaton Vance High Yield Municipal Income Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 16.92%, outperforming both the 8.86% return of the Fund’s primary benchmark, the Barclays Municipal Bond Index (the Index), and the 15.81% return of the Fund’s secondary benchmark, the Barclays High Yield Long (22+) Municipal Bond Index.

The Fund primarily invests in high-yield bonds — defined as securities rated BBB7 or below — whereas the primary Index, reflecting the broad municipal market, had a significantly smaller weight in BBB and below-investment-grade issues throughout the fiscal year. In general, high-yield municipal bonds benefited from strong inflows into the asset class during the period, as investors searched for yield in a low-yield environment. This led lower credit quality bonds to outperform higher-grade issues; consequently, the Fund’s overweight in bonds rated BBB and below was the largest single contributor to performance versus the Index.

An overweight and security selection in zero coupon bonds, which were the strongest performing coupon structure during the period, contributed to Fund performance relative to the Index as well. Other relative contributors included an overweight in bonds with 10-30 years remaining to maturity and an overweight and security selection in the hospital, industrial development revenue (IDR) and transportation sectors.

The Fund seeks to enhance tax-exempt income by entering into residual interest bond transactions and investing the proceeds of such transactions in additional municipal securities, which creates leverage6 in the Fund. Leverage has the effect of magnifying the Fund’s exposure to its underlying investments in both up and down markets. During this period of strong performance by municipal bonds, leverage helped Fund performance relative to the Index.

In contrast, the Fund’s hedging strategy detracted from Fund performance versus the Index during the period. By using Treasury futures, management hedges to various degrees against the greater potential risk of volatility caused by the use of leverage and investing in bonds in the longer part of the yield curve. As a risk management tactic within the Fund’s overall strategy, interest rate hedging is intended to moderate performance on both the upside and the downside of the market. During this period of strong performance by municipal bonds, the Fund’s Treasury futures hedge reduced some of the upside return and thus detracted from Fund performance relative to the unhedged Index.

An underweight in California bonds also detracted from Fund performance versus the Index during the one-year period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

High Yield Municipal Income Fund

January 31, 2015

Performance2,3

Portfolio Managers Thomas M. Metzold, CFA and Cynthia J. Clemson

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	08/07/1995	08/07/1995	16.92%	8.28%	4.38%
Class A with 4.75% Maximum Sales Charge	—	—	11.40	7.24	3.87
Class B at NAV	08/07/1995	08/07/1995	16.11	7.46	3.60
Class B with 5% Maximum Sales Charge	—	—	11.11	7.16	3.60
Class C at NAV	06/18/1997	08/07/1995	16.08	7.46	3.59
Class C with 1% Maximum Sales Charge	—	—	15.08	7.46	3.59
Class I at NAV	05/09/2007	08/07/1995	17.21	8.51	4.56
Barclays Municipal Bond Index	—	—	8.86%	5.42%	4.82%
Barclays High Yield Long (22+) Municipal Bond Index	—	—	15.81	10.30	5.97

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		0.97%	1.72%	1.72%	0.72%
Net		0.87	1.62	1.62	0.62

% Distribution Rates/Yields[5]		Class A	Class B	Class C	Class I
Distribution Rate		3.93%	3.23%	3.17%	4.19%
Taxable-Equivalent Distribution Rate		6.94	5.71	5.60	7.40
SEC 30-day Yield		2.66	2.11	2.05	3.04
Taxable-Equivalent SEC 30-day Yield		4.70	3.73	3.62	5.37

% Total Leverage[6]
Residual Interest Bond (RIB) Financing					7.24%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	01/31/2005	$14,245	N.A.
Class C	$10,000	01/31/2005	$14,235	N.A.
Class I	$250,000	01/31/2005	$390,701	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

High Yield Municipal Income Fund

January 31, 2015

Fund Profile

Credit Quality (% of total investments)7,8

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

High Yield Municipal Income Fund

January 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Barclays High Yield Long (22+) Municipal Bond Index is an unmanaged index of high-yield municipal bonds traded in the U.S. with maturities of 22 years or more. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

Total annual operating expense ratios are as stated in the Fund’s most recent prospectus. Net expense ratio excludes interest expense relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions and, as a result, net asset value and performance have not been affected by this expense.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax- exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ.

[6]

Fund employs RIB financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of NAV). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding at period end as a percentage of Fund net assets plus Floating Rate Notes.

[7]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

[8]	The chart includes the municipal bonds held by a trust that issues residual interest bonds, consistent with the Portfolio of Investments.

Fund profile subject to change due to active management.

5

Eaton Vance

High Yield Municipal Income Fund

January 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2014 – January 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (8/1/14)	Ending Account Value (1/31/15)	Expenses Paid During Period* (8/1/14 – 1/31/15)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,079.10	$4.51	0.86%
Class B	$1,000.00	$1,075.30	$8.42	1.61%
Class C	$1,000.00	$1,074.60	$8.42	1.61%
Class I	$1,000.00	$1,079.20	$3.20	0.61%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.90	$4.38	0.86%
Class B	$1,000.00	$1,017.10	$8.19	1.61%
Class C	$1,000.00	$1,017.10	$8.19	1.61%
Class I	$1,000.00	$1,022.10	$3.11	0.61%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2014.

6

Eaton Vance

High Yield Municipal Income Fund

January 31, 2015

Portfolio of Investments

Tax-Exempt Municipal Securities — 105.8%

Security	Principal Amount (000’s omitted)	Value

Cogeneration — 0.1%
Northampton County, PA, Industrial Development Authority, (Northampton Generating), 5.00%, 12/31/23	$567	$520,558

		$520,558

Education — 3.8%
Forest Grove, OR, (Pacific University), 5.00%, 5/1/40	$1,570	$1,776,502
Forest Grove, OR, (Pacific University), 5.25%, 5/1/34	2,055	2,381,847
New Jersey Institute of Technology, 5.00%, 7/1/42	2,000	2,303,020
New York Dormitory Authority, (Cornell University), 5.00%, 7/1/34(1)	10,000	11,570,200
Oregon Facilities Authority, (Lewis & Clark College), 5.625%, 10/1/36	1,325	1,609,385
University of California, 5.00%, 5/15/38(1)(2)	10,000	11,771,200
Westchester County Local Development Corp., NY, (Pace University), 5.00%, 5/1/34	8,135	9,066,295

		$40,478,449

Electric Utilities — 4.4%
Apache County, AZ, Industrial Development Authority, (Tucson Electric Power Co.), 4.50%, 3/1/30	$4,195	$4,563,195
Beaver County, PA, Industrial Development Authority, (FirstEnergy Nuclear Generation, LLC), 3.50% to 6/1/20 (Put Date), 12/1/35	7,315	7,706,206
Forsyth, MT, (Puget Sound Energy, Inc.), (AMT), 4.00%, 3/1/31	2,000	2,045,760
Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), 6.50%, 7/1/39	730	855,947
Long Island Power Authority, NY, 5.00%, 5/1/38	10,000	11,223,000
Los Angeles, CA, Department of Water and Power, Electric System Revenue, 5.00%, 7/1/39	5,000	5,973,700
Ohio Air Quality Development Authority, (FirstEnergy Nuclear Generation, LLC), (AMT), 3.95% to 5/1/20 (Put Date), 11/1/32	5,000	5,231,550
Ohio Water Development Authority, (FirstEnergy Nuclear Generation, LLC), 4.00% to 6/3/19 (Put Date), 12/1/33	5,735	6,187,262
Pima County, AZ, Industrial Development Authority, (Tucson Electric Power Co.), 4.00%, 9/1/29	1,520	1,597,140
Pima County, AZ, Industrial Development Authority, (Tucson Electric Power Co.), 5.25%, 10/1/40	210	233,751
Vernon, CA, 5.125%, 8/1/21	875	1,000,642

		$46,618,153

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded — 0.3%
Dawson Ridge, CO, Metropolitan District No. 1, Escrowed to Maturity, 0.00%, 10/1/22	$3,500	$3,092,635

		$3,092,635

General Obligations — 8.4%
California, 5.00%, 12/1/31	$5,000	$6,002,900
California, 5.00%, 9/1/32(3)	14,255	16,980,984
Centennial Independent School District No. 12, Circle Pines, MN, 0.00%, 2/1/31(4)	1,450	803,953
Centennial Independent School District No. 12, Circle Pines, MN, 0.00%, 2/1/32(4)	1,000	526,490
Centennial Independent School District No. 12, Circle Pines, MN, 0.00%, 2/1/33(4)	1,500	747,390
Fern Ridge School District 28J, Lane and Douglas Counties, OR, 0.00%, 6/15/33	2,115	2,415,711
Foothill-De Anza Community College District, CA, 5.00%, 8/1/35	3,415	4,142,805
Illinois, 5.00%, 5/1/35	7,000	7,655,480
Kane, Cook and DuPage Counties, IL, School District No. 46, 5.00%, 1/1/34(4)	1,700	1,964,316
Kane, Cook and DuPage Counties, IL, School District No. 46, 5.00%, 1/1/35(4)	1,850	2,134,493
Port of Houston Authority of Harris County, TX, (AMT), 5.625%, 10/1/38(1)	6,480	7,392,708
Roseville Community Schools, MI, 5.00%, 5/1/32(4)	7,700	9,109,947
Roseville Community Schools, MI, 5.00%, 5/1/33(4)	5,800	6,850,728
Springfield School District No. 19, Lane County, OR, 0.00%, 6/15/39	5,500	2,148,080
Walnut Valley Unified School District, CA, (Election of 2007), 5.00%, 8/1/39	3,750	4,475,587
Washington, 5.25%, 2/1/36(1)	10,000	11,863,300
Will County, IL, Community Unit School District No. 365-U, (Valley View), 5.75%, 11/1/32(3)	3,855	4,639,492

		$89,854,364

Health Care – Miscellaneous — 0.7%
Illinois Development Finance Authority, (Community Rehabilitation Providers), 5.60%, 7/1/19	$1,350	$1,351,674
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 6.75%, 12/1/36(5)	358	358,491
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 7.75%, 12/1/36(5)	333	342,829
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 7.90%, 12/1/36(5)	280	288,240

7	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Health Care – Miscellaneous (continued)
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.25%, 12/1/36(5)	$52	$52,634
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.375%, 12/1/36(5)	119	119,627
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.50%, 12/1/36(5)	330	331,368
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.70%, 12/1/36(5)	139	139,136
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.81%, 12/1/36(5)	277	277,914
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.875%, 12/1/36(5)	83	84,145
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), Series 2, 7.00%, 12/1/36(5)	184	184,838
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), Series 3, 7.00%, 12/1/36(5)	152	153,748
Yavapai County, AZ, Industrial Development Authority, (West Yavapai Guidance Clinic), 6.25%, 12/1/36	3,995	4,137,302

		$7,821,946

Hospital — 16.8%
Arizona Health Facilities Authority, (Scottsdale Lincoln Hospitals), 5.00%, 12/1/39	$8,335	$9,687,604
Arkansas Development Finance Authority, (Washington Regional Medical Center), 5.00%, 2/1/33	2,850	3,282,202
Camden County Improvement Authority, NJ, (Cooper Health System), 5.00%, 2/15/32	2,000	2,300,160
Camden County Improvement Authority, NJ, (Cooper Health System), 5.00%, 2/15/33	4,960	5,670,718
Camden County Improvement Authority, NJ, (Cooper Health System), 5.00%, 2/15/35	5,360	5,370,559
Camden County Improvement Authority, NJ, (Cooper Health System), Prerefunded to 2/15/15, 5.00%, 2/15/35	1,750	1,993,390
Decatur Hospital Authority, TX, (Wise Regional Health System), 5.00%, 9/1/34	1,625	1,760,005
Decatur Hospital Authority, TX, (Wise Regional Health System), 5.25%, 9/1/29	1,675	1,869,970
Hawaii Department of Budget and Finance, (Hawaii Pacific Health), 5.50%, 7/1/40	6,555	7,391,615
Illinois Finance Authority, (Provena Healthcare), 7.75%, 8/15/34	6,340	8,022,319

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Indiana County, PA, Hospital Authority, (Indiana Regional Medical Center), 6.00%, 6/1/39	$3,705	$4,350,448
Johnson City, TN, Health & Educational Facilities Board, (Mountain States Health Alliance), 6.00%, 7/1/38	3,335	3,870,801
Maryland Health and Higher Educational Facilities Authority, (Peninsula Regional Medical Center), 5.00%, 7/1/33(4)	1,500	1,758,660
Maryland Health and Higher Educational Facilities Authority, (Peninsula Regional Medical Center), 5.00%, 7/1/34(4)	1,000	1,169,740
Massachusetts Development Finance Agency, (Partners HealthCare System), 4.00%, 7/1/40	9,375	9,907,031
Massachusetts Development Finance Agency, (Tufts Medical Center), 6.75%, 1/1/36	2,005	2,429,940
Massachusetts Health and Educational Facilities Authority, (Jordan Hospital), 6.75%, 10/1/33	6,205	6,229,882
Monroe County, PA, Hospital Authority, (Pocono Medical Center), 5.25%, 1/1/43	2,450	2,568,849
Muskingum County, OH, (Genesis HealthCare System Obligated Group), 5.00%, 2/15/33	2,775	2,948,493
New Jersey Health Care Facilities Financing Authority, (Barnabas Health Obligated Group), 4.25%, 7/1/44	5,000	5,202,750
New Jersey Health Care Facilities Financing Authority, (Robert Wood Johnson University Hospital), 5.00%, 7/1/39	3,500	4,034,905
New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), 5.00%, 7/1/36(1)	7,470	8,199,221
New York Dormitory Authority, (NYU Hospitals Center), 5.00%, 7/1/34	9,750	11,554,920
New York Dormitory Authority, (Orange Regional Medical Center), 6.125%, 12/1/29	3,190	3,562,656
New York Dormitory Authority, (Orange Regional Medical Center), 6.25%, 12/1/37	2,000	2,219,600
Oneida County, NY, Industrial Development Agency, (St. Elizabeth Medical Center), 6.00%, 12/1/29	1,780	1,783,222
Onondaga Civic Development Corp., NY, (St. Joseph’s Hospital Health Center), 5.00%, 7/1/42	7,395	7,696,790
Onondaga Civic Development Corp., NY, (St. Joseph’s Hospital Health Center), 5.125%, 7/1/31	2,500	2,732,375
Palm Beach County, FL, Health Facilities Authority, (BRRH Corp. Obligated Group), 5.00%, 12/1/31	6,250	7,298,937
South Lake County Hospital District, FL, (South Lake Hospital), 6.25%, 4/1/39	3,065	3,491,863
Southwestern Illinois Development Authority, (Memorial Group, Inc.), 7.25%, 11/1/33	1,455	1,823,217
Sullivan County, TN, Health, Educational and Facilities Board, (Wellmont Health System), 5.25%, 9/1/36	5,520	5,811,070
Tarrant County Cultural Education Facilities Finance Corp., TX, (Cook Children’s Medical Center), 5.25%, 12/1/39(1)	7,000	8,358,210
Vermont Educational and Health Buildings Financing Agency, (Fletcher Allen Healthcare Project), 4.75%, 12/1/36	11,320	11,704,767

8	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
West Virginia Hospital Finance Authority, (West Virginia United Health System Obligated Group), 5.375%, 6/1/38	$2,580	$3,017,465
Wisconsin Health and Educational Facilities Authority, (Wheaton Franciscan Healthcare System), 5.25%, 8/15/31	5,000	5,241,550
Yavapai County, AZ, Industrial Development Authority, (Yavapai Regional Medical Center), 5.25%, 8/1/33	2,500	2,875,875

		$179,191,779

Housing — 1.8%
Centerline Equity Issuer Trust, TN, 6.00%, 5/15/19(5)	$4,000	$4,625,560
East Hempfield Township Industrial Development Authority, PA, (Student Services, Inc.), 5.00%, 7/1/34	750	818,925
East Hempfield Township Industrial Development Authority, PA, (Student Services, Inc.), 5.00%, 7/1/39	1,250	1,352,537
Jefferson County, MO, Industrial Development Authority, MFMR, (Riverview Bend Apartments), (AMT), 6.75%, 11/1/29	1,405	1,409,426
Jefferson County, MO, Industrial Development Authority, MFMR, (Riverview Bend Apartments), (AMT), 7.125%, 11/1/29	370	371,077
New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Galveston I LLC - Texas A&M University), 5.00%, 4/1/34	3,885	4,284,844
New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Galveston I LLC - Texas A&M University), 5.00%, 4/1/39	3,500	3,820,320
Texas Student Housing Corp., (University of North Texas), 9.375%, 7/1/06(6)	860	627,826
Texas Student Housing Corp., (University of North Texas), 11.00%, 7/1/31(7)	2,000	1,460,060

		$18,770,575

Industrial Development Revenue — 10.2%
Brazos River Harbor Navigation District of Brazoria County, TX, (Dow Chemical Co.), 4.95%, 5/15/33	$140	$151,085
Brazos River Harbor Navigation District of Brazoria County, TX, (Dow Chemical Co.), (AMT), 5.95%, 5/15/33	9,085	10,225,713
Clayton County, GA, Development Authority, (Delta Air Lines, Inc.), 8.75%, 6/1/29	1,180	1,486,930
Clayton County, GA, Development Authority, (Delta Air Lines, Inc.), (AMT), 9.00%, 6/1/35	6,405	6,545,398
Connecticut Resources Recovery Authority, (American REF-FUEL Co.), (AMT), 6.45%, 11/15/22	5,610	5,622,174
Denver City and County, CO, (United Air Lines), (AMT), 5.75%, 10/1/32	770	809,131
Hardeman County Correctional Facilities Corp., TN, 7.75%, 8/1/17	1,355	1,355,135

Security	Principal Amount (000’s omitted)	Value

Industrial Development Revenue (continued)
Louisiana Public Facilities Authority, (Cleco Power LLC), 4.25%, 12/1/38	$8,750	$9,232,562
Maine Finance Authority, Solid Waste Disposal, (Casella Waste Systems, Inc.), (AMT), 6.25% to 2/1/17 (Put Date), 1/1/25(5)	2,175	2,247,123
Maricopa County, AZ, Pollution Control Corp., (El Paso Electric Co. Palo Verde Project), 4.50%, 8/1/42	6,500	6,903,585
Maryland Economic Development Corp., (AFCO Cargo), (AMT), 6.50%, 7/1/24	2,130	2,130,277
Maryland Economic Development Corp., (AFCO Cargo), (AMT), 7.34%, 7/1/24	420	427,749
Massachusetts Development Finance Agency, (Covanta Energy Project), 4.875%, 11/1/42(5)	8,500	8,778,885
Massachusetts Development Finance Agency, (Covanta Energy Project), (AMT), 5.25%, 11/1/42(5)	3,745	3,904,350
Matagorda County, TX, Navigation District No. 1, (AEP Texas Central Co.), Series 2008-1, 4.00%, 6/1/30	1,000	1,050,650
Matagorda County, TX, Navigation District No. 1, (AEP Texas Central Co.), Series 2008-2, 4.00%, 6/1/30	6,155	6,466,751
New Hampshire Business Finance Authority, (Casella Waste Systems, Inc.), (AMT), 4.00% to 10/1/19 (Put Date), 4/1/29(5)	1,285	1,308,516
New Jersey Economic Development Authority, (Continental Airlines), (AMT), 5.25%, 9/15/29	8,285	9,004,469
New Jersey Economic Development Authority, (Continental Airlines), (AMT), 5.50%, 6/1/33	4,375	4,817,662
New Jersey Economic Development Authority, (Continental Airlines), (AMT), Series 2000A, 5.625%, 11/15/30	760	854,954
New Jersey Economic Development Authority, (Continental Airlines), (AMT), Series 2000B, 5.625%, 11/15/30	1,285	1,429,987
New Jersey Economic Development Authority, (New Jersey-American Water Co., Inc.), (AMT), 5.70%, 10/1/39	6,245	7,291,412
New York Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.50%, 10/1/37	5,000	6,463,300
Phenix City, AL, Industrial Development Board, (MeadWestvaco Coated Board), (AMT), 4.125%, 5/15/35	5,455	5,518,223
Selma, AL, Industrial Development Board, (International Paper Co.), 5.80%, 5/1/34	4,230	4,834,552

		$108,860,573

Insured – General Obligations — 4.8%
Bolingbrook, IL, (AGM), 4.00%, 1/1/38	$7,500	$7,710,375
Chicago, IL, (AGM), 5.25%, 1/1/31	4,000	4,522,400
Detroit, MI, (AGC), 5.00%, 4/1/20	397	427,965
Irvington Township, NJ, (AGM), 5.00%, 7/15/29	1,810	2,124,071
Irvington Township, NJ, (AGM), 5.00%, 7/15/32	2,000	2,323,680
Irvington Township, NJ, (AGM), 5.00%, 7/15/33	1,000	1,158,270

9	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – General Obligations (continued)
McHenry County, IL, Community Unit School District No. 12 Johnsburg, (AGM), 5.00%, 1/1/31	$3,175	$3,599,529
McHenry County, IL, Community Unit School District No. 12 Johnsburg, (AGM), 5.00%, 1/1/32	1,215	1,371,431
McHenry County, IL, Community Unit School District No. 12 Johnsburg, (AGM), 5.00%, 1/1/33	1,405	1,582,437
McHenry County, IL, Community Unit School District No. 12 Johnsburg, (AGM), 5.00%, 7/1/34	2,810	3,157,934
Michigan Finance Authority, (Detroit), (AGC), 5.00%, 4/1/20	2,163	2,333,098
New Haven, CT, (AGM), 5.00%, 8/1/28	1,090	1,297,383
New Haven, CT, (AGM), 5.00%, 8/1/29	1,195	1,415,215
New Haven, CT, (AGM), 5.00%, 8/1/30	1,160	1,369,519
New Haven, CT, (AGM), 5.00%, 8/1/31	700	824,516
New Haven, CT, (AGM), 5.00%, 8/1/32	850	997,331
New Haven, CT, (AGM), 5.00%, 8/1/33	400	467,884
New Haven, CT, (AGM), 5.00%, 8/1/34	400	467,884
Oyster Bay, NY, (AGM), 4.00%, 8/1/31	12,855	13,865,275

		$51,016,197

Insured – Industrial Development Revenue — 1.0%
Matagorda County, TX, Navigation District No. 1, (AEP Texas Central Co.), (NPFG), (AMT), 5.20%, 5/1/30	$8,050	$8,635,799
Missouri Environmental Improvement and Energy Resources Authority, (Missouri-American Water Co.), (AMBAC), (AMT), 4.60%, 12/1/36	2,500	2,521,975

		$11,157,774

Insured – Other Revenue — 2.1%
Harris County-Houston Sports Authority, TX, (AGM), (NPFG), 0.00%, 11/15/34	$12,700	$5,347,208
Harris County-Houston Sports Authority, TX, (NPFG), 0.00%, 11/15/26	10,510	6,588,404
Harris County-Houston Sports Authority, TX, (NPFG), 0.00%, 11/15/28	10,000	5,636,900
New Jersey Economic Development Authority, (The Goethals Bridge Replacement), (AGM), (AMT), 5.125%, 7/1/42	1,805	2,020,661
New York, NY, Industrial Development Agency, (Yankee Stadium), (AGC), 7.00%, 3/1/49	2,150	2,602,747

		$22,195,920

Insured – Special Tax Revenue — 2.0%
Alabaster, AL, City Board of Education, (AGM), 5.00%, 9/1/39	$5,000	$5,850,300
Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 7.00%, (0.00% until 10/1/19), 10/1/39	14,500	15,832,840

		$21,683,140

Security	Principal Amount (000’s omitted)	Value

Insured – Student Loan — 0.5%
Massachusetts Educational Financing Authority, (AGC), (AMT), 6.35%, 1/1/30	$4,710	$4,978,423

		$4,978,423

Insured – Transportation — 4.4%
Chicago, IL, (O’Hare International Airport), (AGM), 5.25%, 1/1/32	$1,500	$1,768,710
Chicago, IL, (O’Hare International Airport), (AGM), 5.25%, 1/1/33	650	765,427
Chicago, IL, (O’Hare International Airport), (AGM), 5.50%, 1/1/43	1,355	1,594,266
E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/33	15,000	5,726,700
E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/34	20,000	7,205,200
E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/37	6,665	2,361,809
Foothill/Eastern Transportation Corridor Agency, CA, Toll Road Bonds, (AGM), 5.625%, (0.00% until 1/15/24), 1/15/32	1,955	1,519,915
North Texas Tollway Authority, (AGC), 6.20%, 1/1/42(3)	10,000	12,850,600
San Jose, CA, Airport, (AGM), (AMBAC), (BHAC), (AMT), 6.00%, 3/1/47	7,150	7,861,210
Texas Turnpike Authority, (AMBAC), 0.00%, 8/15/30	9,440	5,295,085

		$46,948,922

Insured – Water and Sewer — 0.8%
Detroit, MI, Water Supply System, (NPFG), 5.00%, 7/1/27	$2,710	$2,788,509
Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/27	2,155	1,234,190
Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/28	3,965	2,111,323
Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/29	3,035	1,504,055
Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/30	2,580	1,182,259

		$8,820,336

Lease Revenue / Certificates of Participation — 1.5%
Charleston Educational Excellence Financing Corp., SC, (Charleston County School District), 5.00%, 12/1/29(1)	$10,875	$13,220,085
Hudson Yards Infrastructure Corp., NY, 5.75%, 2/15/47	2,480	2,918,786

		$16,138,871

Nursing Home — 0.1%
Mississippi Business Finance Corp., (Magnolia Healthcare), 7.99%, 7/1/25	$875	$832,895

		$832,895

10	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Other Revenue — 9.1%
Brooklyn Arena Local Development Corp., NY, (Barclays Center), 0.00%, 7/15/32	$250	$119,155
Brooklyn Arena Local Development Corp., NY, (Barclays Center), 0.00%, 7/15/33	3,300	1,474,077
Brooklyn Arena Local Development Corp., NY, (Barclays Center), 0.00%, 7/15/46	8,950	2,101,192
Brooklyn Arena Local Development Corp., NY, (Barclays Center), 6.00%, 7/15/30	1,150	1,379,333
Brooklyn Arena Local Development Corp., NY, (Barclays Center), 6.25%, 7/15/40	1,290	1,559,765
Brooklyn Arena Local Development Corp., NY, (Barclays Center), 6.375%, 7/15/43	700	849,772
Central Falls Detention Facility Corp., RI, 7.25%, 7/15/35(7)	6,250	2,536,813
Cow Creek Band Umpqua Tribe of Indians, OR, 5.625%, 10/1/26(5)	6,000	6,071,340
New Jersey Economic Development Authority, (The Goethals Bridge Replacement), (AMT), 5.125%, 1/1/34	5,000	5,625,900
New York Liberty Development Corp., (3 World Trade Center), 5.00%, 11/15/44(5)	18,000	19,324,620
New York, NY, Transitional Finance Authority, (Building Aid), 5.00%, 7/15/37(1)	10,000	11,982,000
Non-Profit Preferred Funding Trust I, Various States, 5.17%, 9/15/37(5)	14,000	8,915,340
Otero County, NM, Jail Project Revenue, 5.75%, 4/1/18	690	676,766
Salt Verde Financial Corp., AZ, Senior Gas Revenue, 5.00%, 12/1/37	7,500	9,085,425
Seminole Tribe, FL, 5.25%, 10/1/27(5)	9,000	9,622,890
Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Revenue, 5.00%, 12/15/29	4,765	5,389,596
Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Revenue, 5.00%, 12/15/30	1,860	2,101,037
White Earth Band of Chippewa Indians, MN, 6.375%, 12/1/26(5)	7,760	7,963,234

		$96,778,255

Senior Living / Life Care — 9.6%
Albemarle County, VA, Economic Development Authority, (Westminster-Canterbury Blue Ridge), 5.00%, 1/1/42	$900	$952,398
Atlantic Beach, FL, (Fleet Landing), 5.00%, 11/15/37	7,890	8,675,134
California Statewide Communities Development Authority, (Southern California Presbyterian Homes), 4.75%, 11/15/26(5)	1,575	1,612,690
California Statewide Communities Development Authority, (Southern California Presbyterian Homes), 4.875%, 11/15/36(5)	6,000	6,090,600
Cliff House Trust, (AMT), 6.625%, 6/1/27(6)	3,000	1,147,500
Colorado Health Facilities Authority, (Covenant Retirement Communities, Inc.), 5.00%, 12/1/33	5,000	5,465,100

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)
Fairfax County, VA, Economic Development Authority, (Goodwin House, Inc.), 5.125%, 10/1/37	$2,290	$2,399,141
Harris County Cultural Education Facilities Finance Corp., TX, (Brazos Presbyterian Homes, Inc. Project), 5.75%, 1/1/28	315	361,532
Harris County Cultural Education Facilities Finance Corp., TX, (Brazos Presbyterian Homes, Inc. Project), 6.375%, 1/1/33	655	770,863
Hawaii Department of Budget and Finance, (Kahala Senior Living Community, Inc.), 5.125%, 11/15/32	525	587,459
Hawaii Department of Budget and Finance, (Kahala Senior Living Community, Inc.), 5.25%, 11/15/37	480	538,738
Indiana Finance Authority, (Marquette), 5.00%, 3/1/39	1,000	1,073,580
Kansas City, MO, Industrial Development Authority, (Kingswood United Methodist Manor), 5.875%, 11/15/29	7,425	7,427,821
Lee County, FL, Industrial Development Authority, (Shell Point Village/Alliance Community), 5.00%, 11/15/29	6,000	6,237,900
Maryland Health and Higher Educational Facilities Authority, (Edenwald), 5.40%, 1/1/37	2,555	2,628,380
Massachusetts Development Finance Agency, (North Hill Communities), 4.00%, 11/15/17(5)	982	982,589
Massachusetts Development Finance Agency, (North Hill Communities), 4.50%, 11/15/18(5)	1,780	1,785,180
Massachusetts Development Finance Agency, (VOA Concord Assisted Living, Inc.), 5.125%, 11/1/27(5)	1,085	1,098,508
Massachusetts Development Finance Agency, (VOA Concord Assisted Living, Inc.), 5.20%, 11/1/41(5)	1,560	1,563,510
Mesquite Health Facilities Development Corp., TX, (Christian Care Centers), 5.00%, 2/15/36	500	524,645
Mesquite Health Facilities Development Corp., TX, (Christian Care Centers), 5.125%, 2/15/30	750	814,957
Mesquite Health Facilities Development Corp., TX, (Christian Care Centers), 5.125%, 2/15/42	1,500	1,578,660
Multnomah County, OR, Hospital Facilities Authority, (Mirabella at South Waterfront), 5.125%, 10/1/34	2,500	2,687,725
Multnomah County, OR, Hospital Facilities Authority, (Mirabella at South Waterfront), 5.40%, 10/1/44	1,770	1,915,901
New Jersey Economic Development Authority, (Lions Gate Project), 4.875%, 1/1/29	2,300	2,433,722
New Jersey Economic Development Authority, (Lions Gate Project), 5.00%, 1/1/34	2,000	2,111,840
New Jersey Economic Development Authority, (United Methodist Homes of New Jersey), 5.00%, 7/1/29	1,285	1,446,730
North Miami, FL, Health Care Facilities, (Imperial Club), 7.00%, 1/1/42(6)	3,475	346,944
North Miami, FL, Health Care Facilities, (Imperial Club), 7.625%, (0.00% until 1/1/17), 1/1/41(6)	7,315	730,330
Palm Beach County Health Facilities Authority, FL, (Sinai Residences of Boca Raton), 6.25%, 6/1/23	450	504,203

11	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)
Palm Beach County Health Facilities Authority, FL, (Sinai Residences of Boca Raton), 7.25%, 6/1/39	$1,190	$1,369,202
Palm Beach County Health Facilities Authority, FL, (Sinai Residences of Boca Raton), 7.50%, 6/1/49	5,700	6,602,937
Savannah, GA, Economic Development Authority, (Marshes Skidaway Island Project), 7.00%, 1/1/34	3,000	3,514,590
St. Joseph County, IN, Holy Cross Village, 5.70%, 5/15/28	530	530,657
St. Joseph County, IN, Holy Cross Village, 6.00%, 5/15/26	1,225	1,255,845
St. Joseph County, IN, Holy Cross Village, 6.00%, 5/15/38	5,460	5,562,266
Tarrant County Cultural Education Facilities Finance Corp., TX, (Trinity Terrace), 5.00%, 10/1/34	1,550	1,721,786
Tarrant County Cultural Education Facilities Finance Corp., TX, (Trinity Terrace), 5.00%, 10/1/44	1,750	1,922,970
Tempe, AZ, Industrial Development Authority, (Friendship Village of Tempe), 6.00%, 12/1/32	450	497,106
Tempe, AZ, Industrial Development Authority, (Friendship Village of Tempe), 6.25%, 12/1/42	1,380	1,522,361
Tompkins County Development Corp., NY, (Kendal at Ithaca, Inc.), 4.25%, 7/1/32	1,270	1,331,316
Tompkins County Development Corp., NY, (Kendal at Ithaca, Inc.), 4.50%, 7/1/42	1,270	1,319,060
Warren County, OH, (Otterbein Homes Obligated Group), 4.00%, 7/1/44	2,000	2,032,160
Warren County, OH, (Otterbein Homes Obligated Group), 5.00%, 7/1/39	1,975	2,254,324
Warren County, OH, (Otterbein Homes Obligated Group), 5.50%, 7/1/39	500	585,685
Washington Housing Finance Commission, (Wesley Homes), 6.20%, 1/1/36	2,500	2,651,450
Westchester County Local Development Corp., NY,, (Kendal on Hudson), 5.00%, 1/1/34	1,030	1,148,471

		$102,316,466

Special Tax Revenue — 4.1%
Aliso Viejo, CA, Community Facilities District, (Glenwood at Aliso Viejo), 5.00%, 9/1/38	$7,000	$7,894,390
Avelar Creek Community Development District, (Capital Improvements), FL, 5.375%, 5/1/36	1,250	1,250,963
Bridgeville, DE, (Heritage Shores Special Development District), 5.45%, 7/1/35	5,583	5,604,048
Dupree Lakes Community Development District, FL, 5.375%, 5/1/37	3,100	3,026,995
Irvine, CA, Community Facilities District No. 2013-3, (Great Park), 5.00%, 9/1/39	2,000	2,290,380
Jurupa Public Financing Authority, CA, 5.00%, 9/1/33	600	697,686
Massachusetts School Building Authority, 5.00%, 5/15/38	5,000	5,893,750
New River Community Development District, FL, (Capital Improvements), Series 2010A-1, 5.75%, 5/1/38	530	532,761

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)
New River Community Development District, FL, (Capital Improvements), Series 2010A-2, 5.75%, 5/1/38	$1,390	$1,290,629
New River Community Development District, FL, (Capital Improvements), Series 2010B-1, 5.00%, 5/1/15	680	678,470
New River Community Development District, FL, (Capital Improvements), Series 2010B-2, 5.00%, 5/1/18	1,085	1,005,697
New River Community Development District, FL, (Capital Improvements), 5.00%, 5/1/13(6)	1,005	10
Poinciana West Community Development District, FL, 6.00%, 5/1/37	2,230	2,253,593
River Hall Community Development District, FL, (Capital Improvements), 5.45%, 5/1/36	2,925	2,925,614
South Orange County Public Financing Authority, (Ladera Ranch), CA, 5.00%, 8/15/31	1,500	1,748,505
South Orange County Public Financing Authority, (Ladera Ranch), CA, 5.00%, 8/15/33	1,000	1,156,460
South Orange County Public Financing Authority, (Ladera Ranch), CA, 5.00%, 8/15/34	450	518,351
Southern Hills Plantation I Community Development District, FL, Series A1, 5.80%, 5/1/35	1,323	1,322,394
Southern Hills Plantation I Community Development District, FL, Series A2, 5.80%, 5/1/35	975	888,430
Sterling Hill Community Development District, FL, 5.50%, 5/1/37(6)	3,650	730,219
University Square Community Development District, FL, 5.875%, 5/1/38	1,775	1,811,352

		$43,520,697

Student Loan — 0.4%
New Jersey Higher Education Student Assistance Authority, (AMT), 4.75%, 12/1/43	$2,765	$2,924,153
New Jersey Higher Education Student Assistance Authority, (AMT), 5.00%, 12/1/27	1,035	1,036,180

		$3,960,333

Transportation — 15.2%
Austin, TX, Airport System Revenue, 5.00%, 11/15/39	$4,000	$4,633,760
Central Texas Regional Mobility Authority, 5.75%, 1/1/31	565	662,050
Chicago, IL, (O’Hare International Airport), (AMT), 5.00%, 1/1/25	2,555	3,007,286
Chicago, IL, (O’Hare International Airport), (AMT), 5.00%, 1/1/26	2,170	2,527,030
Colorado High Performance Transportation Enterprise, (U.S. 36 and I-25 Managed Lanes), (AMT), 5.75%, 1/1/44	2,500	2,741,025
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), (AMT), 5.25%, 11/1/29	7,000	8,401,050
Grand Parkway Transportation Corp., TX, 5.125%, 10/1/43	3,025	3,356,268

12	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)
Kentucky Public Transportation Infrastructure Authority, Toll Revenue, (Downtown Crossing Project), 0.00%, 7/1/28	$2,690	$1,340,104
Kentucky Public Transportation Infrastructure Authority, Toll Revenue, (Downtown Crossing Project), 0.00%, 7/1/29	1,135	567,364
Kentucky Public Transportation Infrastructure Authority, Toll Revenue, (Downtown Crossing Project), 0.00%, 7/1/30	500	230,820
Kentucky Public Transportation Infrastructure Authority, Toll Revenue, (Downtown Crossing Project), 0.00%, 7/1/31	1,150	488,796
Miami-Dade County, FL, Aviation Revenue, (AMT), 5.00%, 10/1/33	5,000	5,815,500
New Jersey Transportation Trust Fund Authority, (Transportation System), 5.25%, 6/15/32	10,000	11,695,900
New Jersey Transportation Trust Fund Authority, (Transportation System), 5.875%, 12/15/38	2,000	2,349,200
Niagara Frontier Transportation Authority, NY, (Buffalo Niagara International Airport), (AMT), 5.00%, 4/1/28	470	545,872
North Texas Tollway Authority, 5.50%, 9/1/41(1)(2)	10,000	12,064,900
North Texas Tollway Authority, 5.75%, 1/1/38	7,150	7,969,104
Pennsylvania Economic Development Financing Authority, (Amtrak), (AMT), 5.00%, 11/1/41	5,495	6,113,242
Pennsylvania Turnpike Commission, 5.35%, (0.00% until 12/1/15), 12/1/30	560	606,575
Pennsylvania Turnpike Commission, 5.45%, (0.00% until 12/1/15), 12/1/35	1,125	1,210,275
Port Authority of New York and New Jersey, (AMT), 4.00%, 9/1/33	5	5,366
Port Authority of New York and New Jersey, (AMT), 4.00%, 9/1/33(1)	12,080	12,964,981
Port Authority of New York and New Jersey, (AMT), 4.50%, 4/1/37(1)	10,000	10,900,200
Port Authority of New York and New Jersey, (AMT), 5.00%, 9/1/32	4,000	4,709,520
Port Authority of New York and New Jersey, (AMT), 5.25%, 9/15/23(1)	5,025	5,616,744
Port Authority of New York and New Jersey, (AMT), 5.75%, 3/15/35(1)	9,990	11,260,928
Route 460 Funding Corp., VA, 0.00%, 7/1/39	4,700	1,557,298
Route 460 Funding Corp., VA, 0.00%, 7/1/40	9,890	3,079,944
Route 460 Funding Corp., VA, 0.00%, 7/1/41	10,630	3,151,689
San Joaquin Hills Transportation Corridor Agency, CA, 5.00%, 1/15/44	10,000	11,144,200
San Jose, CA, Airport, (AMT), 5.00%, 3/1/24	2,135	2,462,167
South Jersey Transportation Authority, 5.00%, 11/1/32	2,250	2,548,575
Texas Private Activity Bond Surface Transportation Corp., (LBJ Express Managed Lanes Project), 7.00%, 6/30/34	3,650	4,480,266
Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 6.875%, 12/31/39	3,415	4,105,615

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)
Texas Transportation Commission, (Central Texas Turnpike System), 0.00%, 8/15/36(4)	$5,000	$2,048,900
Texas Transportation Commission, (Central Texas Turnpike System), 5.00%, 8/15/42(4)	4,000	4,552,680
Walker Field Public Airport Authority, CO, 4.75%, 12/1/27	1,090	1,145,089

		$162,060,283

Water and Sewer — 3.7%
Chicago, IL, Water Revenue, 5.00%, 11/1/39	$3,600	$4,132,512
Chicago, IL, Water Revenue, 5.00%, 11/1/44	8,250	9,477,848
Detroit, MI, Sewage Disposal System, 5.00%, 7/1/32	3,185	3,505,634
Detroit, MI, Sewage Disposal System, 5.25%, 7/1/39	3,355	3,698,753
Detroit, MI, Water Supply System, 5.25%, 7/1/41	13,100	14,273,891
Michigan Finance Authority, (Detroit Water and Sewerage Department), 5.00%, 7/1/33	1,905	2,132,552
Michigan Finance Authority, (Detroit Water and Sewerage Department), 5.00%, 7/1/44	1,905	2,063,058

		$39,284,248

Total Tax-Exempt Municipal Securities — 105.8% (identified cost $1,051,361,063)		$1,126,901,792

Taxable Municipal Securities — 2.2%

Security	Principal Amount (000’s omitted)	Value

Education — 1.1%
University of North Carolina at Chapel Hill, 3.847%, 12/1/34	$10,000	$11,113,200

		$11,113,200

Hospital — 1.1%
California Statewide Communities Development Authority, (Loma Linda University Medical Center), 6.00%, 12/1/24	$11,000	$11,885,500

		$11,885,500

Total Taxable Municipal Securities — 2.2% (identified cost $21,000,000)		$22,998,700

13	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2015

Portfolio of Investments — continued

Corporate Bonds & Notes — 0.6%

Security	Principal Amount (000’s omitted)	Value

Education — 0.3%
University of Notre Dame du Lac, 3.438%, 2/15/45	$2,880	$3,026,465

		$3,026,465

Hospital — 0.3%
Dignity Health, 3.812%, 11/1/24	$2,870	$3,087,868

		$3,087,868

Total Corporate Bonds & Notes — 0.6% (identified cost $5,750,000)		$6,114,333

Total Investments — 108.6% (identified cost $1,078,111,063)		$1,156,014,825

Other Assets, Less Liabilities — (8.6)%		$(91,219,518)

Net Assets — 100.0%		$1,064,795,307

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BHAC	–	Berkshire Hathaway Assurance Corp.
MFMR	–	Multi-Family Mortgage Revenue
NPFG	–	National Public Finance Guaranty Corp.

At January 31, 2015, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

New York	17.3%
Texas	15.0%
California	10.1%
Others, representing less than 10% individually	66.2%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2015, 14.4% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.7% to 7.0% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1I).

(2)	Security (or a portion thereof) has been pledged as collateral for residual interest bond transactions. The aggregate value of such collateral is $8,836,100.

(3)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(4)	When-issued security.

(5)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At January 31, 2015, the aggregate value of these securities is $88,227,905 or 8.3% of the Fund’s net assets.

(6)	Defaulted security. Issuer has defaulted on the payment of interest and/or principal or has filed for bankruptcy.

(7)	Security is in default and making only partial interest payments.

14	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2015

Statement of Assets and Liabilities

Assets	January 31, 2015
Investments, at value (identified cost, $1,078,111,063)	$1,156,014,825
Cash	15,151,197
Restricted cash*	815,000
Interest receivable	11,436,153
Receivable for investments sold	1,076,962
Receivable for Fund shares sold	4,944,480
Total assets	$1,189,438,617

Liabilities
Payable for floating rate notes issued	$83,165,000
Payable for when-issued securities	31,297,778
Payable for variation margin on open financial futures contracts	267,321
Payable for Fund shares redeemed	8,328,078
Distributions payable	606,207
Payable to affiliates:
Investment adviser fee	388,455
Distribution and service fees	261,540
Interest expense and fees payable	135,507
Accrued expenses	193,424
Total liabilities	$124,643,310
Net Assets	$1,064,795,307

Sources of Net Assets
Paid-in capital	$1,222,888,586
Accumulated net realized loss	(235,379,843)
Accumulated undistributed net investment income	2,010,245
Net unrealized appreciation	75,276,319
Net Assets	$1,064,795,307

Class A Shares
Net Assets	$452,134,726
Shares Outstanding	50,147,462
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.02
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$9.47

Class B Shares
Net Assets	$5,435,720
Shares Outstanding	604,901
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$8.99

Class C Shares
Net Assets	$197,654,952
Shares Outstanding	23,688,745
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$8.34

Class I Shares
Net Assets	$409,569,909
Shares Outstanding	45,382,746
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.02

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Represents restricted cash on deposit at the broker for open financial futures contracts.

**	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

15	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2015

Statement of Operations

Investment Income	Year Ended January 31, 2015
Interest	$43,730,429
Total investment income	$43,730,429

Expenses
Investment adviser fee	$3,858,672
Distribution and service fees
Class A	982,312
Class B	64,559
Class C	1,635,951
Trustees’ fees and expenses	42,463
Custodian fee	188,882
Transfer and dividend disbursing agent fees	284,203
Legal and accounting services	130,199
Printing and postage	54,429
Registration fees	118,743
Interest expense and fees	528,652
Miscellaneous	103,937
Total expenses	$7,993,002
Deduct —
Reduction of custodian fee	$5,508
Total expense reductions	$5,508

Net expenses	$7,987,494

Net investment income	$35,742,935

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$13,533,333
Financial futures contracts	(3,416,811)
Net realized gain	$10,116,522
Change in unrealized appreciation (depreciation) —
Investments	$83,389,134
Financial futures contracts	(1,969,308)
Net change in unrealized appreciation (depreciation)	$81,419,826

Net realized and unrealized gain	$91,536,348

Net increase in net assets from operations	$127,279,283

16	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2015

Statements of Changes in Net Assets

	Year Ended January 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$35,742,935	$33,830,482
Net realized gain (loss) from investment transactions and financial futures contracts	10,116,522	(8,740,827)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	81,419,826	(56,166,518)
Net increase (decrease) in net assets from operations	$127,279,283	$(31,076,863)
Distributions to shareholders —
From net investment income
Class A	$(17,701,564)	$(18,874,542)
Class B	(246,633)	(465,366)
Class C	(6,130,362)	(6,189,643)
Class I	(12,417,780)	(7,832,647)
Total distributions to shareholders	$(36,496,339)	$(33,362,198)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$199,587,741	$124,021,642
Class B	219,079	329,554
Class C	79,329,214	33,729,305
Class I	336,887,102	82,629,192
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	15,067,934	16,013,864
Class B	202,345	380,493
Class C	4,550,229	4,779,673
Class I	9,998,773	6,375,947
Cost of shares redeemed
Class A	(132,740,225)	(193,901,445)
Class B	(1,666,286)	(3,545,060)
Class C	(34,159,112)	(61,035,122)
Class I	(107,243,545)	(94,902,900)
Net asset value of shares exchanged
Class A	1,678,675	3,337,591
Class B	(1,678,675)	(3,337,591)
Net increase (decrease) in net assets from Fund share transactions	$370,033,249	$(85,124,857)

Net increase (decrease) in net assets	$460,816,193	$(149,563,918)

Net Assets
At beginning of year	$603,979,114	$753,543,032
At end of year	$1,064,795,307	$603,979,114

Accumulated undistributed net investment income included in net assets
At end of year	$2,010,245	$2,010,245

17	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2015

Financial Highlights

	Class A
	Year Ended January 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$8.070	$8.830	$8.340	$7.410	$7.900

Income (Loss) From Operations
Net investment income(1)	$0.378	$0.432	$0.434	$0.491	$0.472
Net realized and unrealized gain (loss)	0.960	(0.766)	0.481	0.894	(0.479)

Total income (loss) from operations	$1.338	$(0.334)	$0.915	$1.385	$(0.007)

Less Distributions
From net investment income	$(0.388)	$(0.426)	$(0.425)	$(0.455)	$(0.483)

Total distributions	$(0.388)	$(0.426)	$(0.425)	$(0.455)	$(0.483)

Net asset value — End of year	$9.020	$8.070	$8.830	$8.340	$7.410

Total Return(2)	16.92%	(3.75)%	11.23%	19.34%	(0.35)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$452,135	$325,548	$411,671	$376,496	$361,171
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	0.83%	0.87%	0.86%	0.93%	0.99%
Interest and fee expense(4)	0.06%	0.10%	0.10%	0.11%	0.12%
Total expenses(3)	0.89%	0.97%	0.96%	1.04%	1.11%
Net investment income	4.41%	5.22%	5.05%	6.35%	5.90%
Portfolio Turnover	16%	30%	22%	19%	12%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

18	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2015

Financial Highlights — continued

	Class B
	Year Ended January 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$8.040	$8.800	$8.310	$7.390	$7.880

Income (Loss) From Operations
Net investment income(1)	$0.318	$0.369	$0.370	$0.433	$0.410
Net realized and unrealized gain (loss)	0.955	(0.766)	0.479	0.883	(0.477)

Total income (loss) from operations	$1.273	$(0.397)	$0.849	$1.316	$(0.067)

Less Distributions
From net investment income	$(0.323)	$(0.363)	$(0.359)	$(0.396)	$(0.423)

Total distributions	$(0.323)	$(0.363)	$(0.359)	$(0.396)	$(0.423)

Net asset value — End of year	$8.990	$8.040	$8.800	$8.310	$7.390

Total Return(2)	16.11%	(4.50)%	10.42%	18.35%	(1.09)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$5,436	$7,633	$14,919	$22,973	$31,380
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	1.58%	1.62%	1.62%	1.68%	1.74%
Interest and fee expense(4)	0.06%	0.10%	0.10%	0.11%	0.12%
Total expenses(3)	1.64%	1.72%	1.72%	1.79%	1.86%
Net investment income	3.74%	4.45%	4.34%	5.64%	5.14%
Portfolio Turnover	16%	30%	22%	19%	12%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

19	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2015

Financial Highlights — continued

	Class C
	Year Ended January 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$7.460	$8.170	$7.720	$6.860	$7.310

Income (Loss) From Operations
Net investment income(1)	$0.290	$0.342	$0.341	$0.400	$0.380
Net realized and unrealized gain (loss)	0.889	(0.715)	0.442	0.827	(0.437)

Total income (loss) from operations	$1.179	$(0.373)	$0.783	$1.227	$(0.057)

Less Distributions
From net investment income	$(0.299)	$(0.337)	$(0.333)	$(0.367)	$(0.393)

Total distributions	$(0.299)	$(0.337)	$(0.333)	$(0.367)	$(0.393)

Net asset value — End of year	$8.340	$7.460	$8.170	$7.720	$6.860

Total Return(2)	16.08%	(4.55)%	10.35%	18.44%	(1.02)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$197,655	$129,913	$165,887	$146,788	$139,798
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	1.58%	1.62%	1.61%	1.68%	1.73%
Interest and fee expense(4)	0.06%	0.10%	0.10%	0.11%	0.12%
Total expenses(3)	1.64%	1.72%	1.71%	1.79%	1.85%
Net investment income	3.65%	4.47%	4.30%	5.60%	5.14%
Portfolio Turnover	16%	30%	22%	19%	12%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

20	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2015

Financial Highlights — continued

	Class I
	Year Ended January 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$8.070	$8.840	$8.350	$7.420	$7.910

Income (Loss) From Operations
Net investment income(1)	$0.397	$0.453	$0.455	$0.504	$0.486
Net realized and unrealized gain (loss)	0.963	(0.776)	0.482	0.900	(0.474)

Total income (loss) from operations	$1.360	$(0.323)	$0.937	$1.404	$0.012

Less Distributions
From net investment income	$(0.410)	$(0.447)	$(0.447)	$(0.474)	$(0.502)

Total distributions	$(0.410)	$(0.447)	$(0.447)	$(0.474)	$(0.502)

Net asset value — End of year	$9.020	$8.070	$8.840	$8.350	$7.420

Total Return(2)	17.21%	(3.61)%	11.50%	19.60%	(0.12)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$409,570	$140,885	$161,066	$124,627	$64,318
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	0.58%	0.62%	0.61%	0.68%	0.73%
Interest and fee expense(4)	0.06%	0.10%	0.10%	0.11%	0.12%
Total expenses(3)	0.64%	0.72%	0.71%	0.79%	0.85%
Net investment income	4.60%	5.48%	5.29%	6.49%	6.10%
Portfolio Turnover	16%	30%	22%	19%	12%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

21	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance High Yield Municipal Income Fund (the Fund) is a diversified series of Eaton Vance Municipals Trust II (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund seeks to provide high current income exempt from regular federal income tax. The Fund primarily invests in high yield municipal obligations with maturities of ten years or more. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of January 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

22

Eaton Vance

High Yield Municipal Income Fund

January 31, 2015

Notes to Financial Statements — continued

F  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Floating Rate Notes Issued in Conjunction with Securities Held — The Fund may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby the Fund may sell a variable or fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker. The broker deposits a bond into the SPV with the same CUSIP number as the bond sold to the broker by the Fund, and which may have been, but is not required to be, the bond purchased from the Fund (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the broker transfer the Bond held by the SPV to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would generally pay the broker the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Accordingly, the fair value of the payable for floating rate notes issued approximates its carrying value. If measured at fair value, the payable for floating rate notes would have been considered as Level 2 in the fair value hierarchy (see Note 10) at January 31, 2015. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At January 31, 2015, the amount of the Fund’s Floating Rate Notes outstanding and the related collateral were $83,165,000 and $137,164,677, respectively. The range of interest rates on the Floating Rate Notes outstanding at January 31, 2015 was 0.03% to 0.07%. For the year ended January 31, 2015, the Fund’s average Floating Rate Notes outstanding and the average interest rate including fees were $81,609,219 and 0.65%, respectively.

The Fund may enter into shortfall and forbearance agreements with the broker by which the Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Fund had no shortfalls as of January 31, 2015.

The Fund may also purchase residual interest bonds from brokers in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

The Fund’s investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Fund’s investment policies do not allow the Fund to borrow money except as permitted by the 1940 Act. Management believes that the Fund’s restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Fund’s Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Fund’s restrictions apply. Residual interest bonds held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933.

On December 10, 2013, five U.S. federal agencies published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”). The Volcker Rule prohibits banking entities from engaging in proprietary trading of certain instruments and limits such entities’ investments in, and relationships with, covered funds (such as SPVs), as defined in the rules. The compliance date for the Volcker Rule for certain covered funds is July 21, 2015 while for other covered funds the compliance date is July 21, 2016. The Volcker Rule may preclude banking entities and

23

Eaton Vance

High Yield Municipal Income Fund

January 31, 2015

Notes to Financial Statements — continued

their affiliates from (i) sponsoring residual interest bond programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing residual interest bond programs. As a result, residual interest bond trusts may need to be restructured or unwound. There can be no assurances that residual interest bond trusts can be restructured, that new sponsors of residual interest bond programs will develop, or that alternative forms of leverage will be available to the Fund. The effects of the Volcker Rule may make it more difficult for the Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage.

J  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2015 and January 31, 2014 was as follows:

	Year Ended January 31,
	2015	2014

Distributions declared from:
Tax-exempt income	$34,978,680	$32,370,779
Ordinary income	$1,517,659	$991,419

During the year ended January 31, 2015, accumulated net realized loss was increased by $759,620, accumulated undistributed net investment income was increased by $753,404 and paid-in capital was increased by $6,216 due to differences between book and tax accounting, primarily for accretion of market discount, defaulted bond interest and expenditures on defaulted bonds. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of January 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed tax-exempt income	$2,944,097
Capital loss carryforwards and deferred capital losses	$(239,588,072)
Net unrealized appreciation	$79,156,903
Other temporary differences	$(606,207)

24

Eaton Vance

High Yield Municipal Income Fund

January 31, 2015

Notes to Financial Statements — continued

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the timing of recognizing distributions to shareholders, wash sales, futures contracts, residual interest bonds, expenditures on defaulted bonds, defaulted bond interest and accretion of market discount.

At January 31, 2015, the Fund, for federal income tax purposes, had capital loss carryforwards of $189,417,446 and deferred capital losses of $50,170,626 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforwards will expire on January 31, 2016 ($14,863,328), January 31, 2017 ($49,195,524), January 31, 2018 ($115,791,581) and January 31, 2019 ($9,567,013) and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at January 31, 2015, $8,230,751 are short-term and $41,939,875 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund at January 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$993,692,922

Gross unrealized appreciation	$100,415,519
Gross unrealized depreciation	(21,258,616)

Net unrealized appreciation	$79,156,903

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreements between the Fund and BMR, the fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) as presented in the following table and is payable monthly.

Daily Net Assets	Annual Asset Rate	Daily Income Rate

Up to $500 million	0.3150%	3.1500%
$500 million but less than $750 million	0.2925	2.9250
$750 million but less than $1 billion	0.2700	2.9250
$1 billion but less than $1.5 billion	0.2700	2.7000

On average daily net assets of $1.5 billion or more, the rates are further reduced. The fee reductions cannot be terminated without the consent of a majority of the Trustees and a majority of shareholders. For the year ended January 31, 2015, the investment adviser fee amounted to $3,858,672 or 0.47% of the Fund’s average daily net assets. EVM serves as the administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended January 31, 2015, EVM earned $8,362 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $141,962 as its portion of the sales charge on sales of Class A shares for the year ended January 31, 2015. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

25

Eaton Vance

High Yield Municipal Income Fund

January 31, 2015

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2015 amounted to $982,312 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended January 31, 2015, the Fund paid or accrued to EVD $48,419 and $1,226,963 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended January 31, 2015 amounted to $16,140 and $408,988 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended January 31, 2015, the Fund was informed that EVD received approximately $26,000, $6,000 and $13,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $533,132,037 and $144,043,554, respectively, for the year ended January 31, 2015.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended January 31,
Class A	2015	2014

Sales	23,246,468	15,203,934
Issued to shareholders electing to receive payments of distributions in Fund shares	1,750,410	1,948,984
Redemptions	(15,408,699)	(23,819,370)
Exchange from Class B shares	197,277	402,842

Net increase (decrease)	9,785,456	(6,263,610)

26

Eaton Vance

High Yield Municipal Income Fund

January 31, 2015

Notes to Financial Statements — continued

	Year Ended January 31,
Class B	2015	2014

Sales	25,511	41,104
Issued to shareholders electing to receive payments of distributions in Fund shares	23,722	46,285
Redemptions	(195,883)	(428,989)
Exchange to Class A shares	(197,899)	(404,093)

Net decrease	(344,549)	(745,693)

	Year Ended January 31,
Class C	2015	2014

Sales	10,017,316	4,547,666
Issued to shareholders electing to receive payments of distributions in Fund shares	571,254	628,704
Redemptions	(4,304,906)	(8,074,341)

Net increase (decrease)	6,283,664	(2,897,971)

	Year Ended January 31,
Class I	2015	2014

Sales	39,195,337	10,147,250
Issued to shareholders electing to receive payments of distributions in Fund shares	1,153,321	775,609
Redemptions	(12,416,197)	(11,697,124)

Net increase (decrease)	27,932,461	(774,265)

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended January 31, 2015.

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

27

Eaton Vance

High Yield Municipal Income Fund

January 31, 2015

Notes to Financial Statements — continued

A summary of obligations under these financial instruments at January 31, 2015 is as follows:

Futures Contracts
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Depreciation

3/15	175 U.S. 10-Year Treasury Note	Short	$(22,066,086)	$(22,903,125)	$(837,039)
3/15	168 U.S. Long Treasury Bond	Short	(23,624,845)	(25,415,249)	(1,790,404)

					$(2,627,443)

At January 31, 2015, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Fund holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Fund purchases and sells U.S. Treasury futures contracts to hedge against changes in interest rates.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at January 31, 2015 was as follows:

	Fair Value
Derivative	Asset Derivative	Liability Derivative

Futures Contracts	$—	$(2,627,443	)(1)

(1)

Amount represents cumulative unrealized depreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended January 31, 2015 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Futures Contracts	$(3,416,811	)(1)	$(1,969,308	)(2)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional amount of futures contracts outstanding during the year ended January 31, 2015, which is indicative of the volume of this derivative type, was approximately $44,778,000.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

28

Eaton Vance

High Yield Municipal Income Fund

January 31, 2015

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2015, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$1,126,901,792	$—	$1,126,901,792
Taxable Municipal Securities	—	22,998,700	—	22,998,700
Corporate Bonds & Notes	—	6,114,333	—	6,114,333

Total Investments	$—	$1,156,014,825	$—	$1,156,014,825

Liability Description
Futures Contracts	$(2,627,443)	$—	$—	$(2,627,443)

Total	$(2,627,443)	$—	$—	$(2,627,443)

The Fund held no investments or other financial instruments as of January 31, 2014 whose fair value was determined using Level 3 inputs. At January 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

29

Eaton Vance

High Yield Municipal Income Fund

January 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust II and Shareholders of Eaton Vance High Yield Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Yield Municipal Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Municipals Trust II), including the portfolio of investments, as of January 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance High Yield Municipal Income Fund as of January 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 19, 2015

30

Eaton Vance

High Yield Municipal Income Fund

January 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  For the fiscal year ended January 31, 2015, the Fund designates 95.84% of distributions from net investment income as an exempt-interest dividend.

31

Eaton Vance

High Yield Municipal Income Fund

January 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipals Trust II (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 178 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

32

Eaton Vance

High Yield Municipal Income Fund

January 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.
Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.
James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.
Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.

33

Eaton Vance

High Yield Municipal Income Fund

January 31, 2015

Management and Organization — continued

(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

35

This Page Intentionally Left Blank

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

416 1.31.15

Eaton Vance

Tax-Advantaged Bond Strategies Funds

Annual Report

January 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Funds nor the adviser with respect to the operation of the Funds is subject to CFTC regulation. Because of its management of other strategies, each Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report January 31, 2015

Eaton Vance

Tax-Advantaged Bond Strategies Funds

Table of Contents

Management’s Discussion of Fund Performance	2

Performance and Fund Profile

TABS Short-Term Municipal Bond Fund	4
TABS Intermediate-Term Municipal Bond Fund	6
Tax-Advantaged Bond Strategies Long Term Fund	8

Endnotes and Additional Disclosures	10

Fund Expenses	11

Financial Statements	13

Report of Independent Registered Public Accounting Firm	46

Federal Tax Information	47

Management and Organization	48

Important Notices	51

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the fiscal year began on February 1, 2014, municipal bonds were one month into a rally that lasted through the end of the 12-month period on January 31, 2015. Investor expectations of rising interest rates — fueled by a modestly improving U.S. economy and the tapering of the Federal Reserve Board’s monthly asset purchases — were overwhelmed by events overseas. While the U.S. economy continued to experience moderate but below-trend growth and low inflation, fixed income investors became increasingly concerned about declining growth rates in the eurozone, the recession in Japan and the slowing growth in China.

As overseas central banks put downward pressure on interest rates, culminating with the European Central Bank’s initiation of its own asset purchase program in mid-January 2015, historically low U.S. interest rates looked attractive by comparison. The result was strong worldwide demand for U.S Treasurys that pushed Treasury rates down, with municipal rates following.

In the second half of the period, plummeting oil prices caused by increased supply and weakening demand heightened investor concerns about slowing inflation expectations overseas, putting further downward pressure on U.S. rates.

As investors searched for yield in a low-interest-rate environment, longer dated and lower credit quality bonds were the best performers. During the final four months of the period ended January 31, 2015, municipal bonds, which had outperformed Treasurys since the beginning of 2014, underperformed Treasurys but still delivered positive returns, as measured by the Barclays Municipal Bond Index2, a measure of the overall U.S. municipal bond market. For the one-year period as a whole, the municipal yield curve flattened. Maturities shorter than three years saw a slight rise in interest rates, while rates declined and prices rose through the rest of the curve, with longer maturities showing the strongest performance.

Fund Performance

For the 12-month period ended January 31, 2015, Eaton Vance TABS Short-Term Municipal Bond Fund (formerly, Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund) Class A shares at net asset value (NAV) underperformed the Fund’s benchmark. During the same period, Eaton Vance TABS Intermediate-Term Municipal Bond Fund (formerly,

Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund) and Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund Class A shares at NAV outperformed their respective benchmark indices.

Relative value trading and security selection were positive contributors to each Fund’s relative performance versus its respective benchmark during the 12-month period.

Because municipal bonds were generally more attractively valued than Treasurys throughout the period, all Funds were 100% invested in municipals during the fiscal year and the crossover strategy was not employed.

All three Funds maintained a duration7 very close to that of their respective benchmarks during the period, and duration was not a material factor in the relative performance of any Fund.

In addition, all three Funds maintained an average credit quality somewhat higher than that of their respective benchmarks for the fiscal year. During a period when lower quality bonds in general outperformed higher quality issues, this higher quality positioning detracted from the Funds’ relative performance versus their respective benchmarks.

Fund-specific Results

For the 12-month period ended January 31, 2015, Eaton Vance TABS Short-Term Municipal Bond Fund Class A shares at NAV had a total return of 2.80%, underperforming the 3.66% return of the Fund’s primary benchmark, the Barclays 5 Year Municipal Bond Index.

The primary detractor from the Fund’s performance versus its benchmark was the Fund’s higher credit quality positioning during a period when lower-rated bonds outperformed. Relative to the benchmark, the Fund was overweight AAA-rated bonds and underweight A-rated bonds for the 12-month period. In addition, the Fund did not hold BBB-rated bonds, which were represented in its benchmark.

In contrast, yield curve positioning helped relative performance. Compared with its benchmark, the Fund was overweight the 7-8 year part of the yield curve and underweight the 2-3 year part of the curve during the period. This positioning helped results versus the benchmark as the yield curve flattened over the course of the fiscal year, causing longer maturity bonds to outperform shorter maturity issues. Relative value trading and security selection also aided

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2015

Management’s Discussion of Fund Performance1—continued

Fund performance versus the benchmark during the period, as noted earlier.

For the 12-month period ended January 31, 2015, Eaton Vance TABS Intermediate-Term Municipal Bond Fund Class A shares at NAV had a total return of 7.91%, outperforming the 7.07% return of the Fund’s primary benchmark, the Barclays Municipal Managed Money Intermediate 1-17 Year Bond Index.

Yield curve positioning was the largest contributor to the Fund’s performance versus its benchmark. During a period when the yield curve flattened and longer maturity bonds outperformed shorter maturity issues, the Fund was overweight bonds with 8-17 years remaining to maturity and significantly underweight bonds with 1-7 years remaining to maturity. Relative value trading and security selection helped performance versus the benchmark as well.

Credit quality, in contrast, detracted modestly from results versus the benchmark. The Fund did have a small weighting in A-rated bonds that helped performance against the benchmark, which had no A-rated issues. However, that positive contribution was more than offset by the Fund’s overweight in AAA-rated bonds during a period when lower rated bonds outperformed higher rated issues.

For the 12-month period ended January 31, 2015, Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund Class A shares at NAV had a total return of 14.75%, outperforming the 13.54% return of the Fund’s primary benchmark, the Barclays Municipal Managed Money Long (10+) Year Bond Index.

Yield curve positioning was the primary contributor to Fund performance relative to the benchmark. In a period when longer maturity bonds outperformed, the Fund was overweight versus its benchmark in the 16-30 year part of the yield curve and underweight in the 10-15 year portion of the curve. Relative value trading and security selection also aided Fund performance versus the benchmark during the period.

In contrast, credit quality was a mild detractor from results relative to the benchmark. As with the TABS Intermediate-Term Municipal Bond Fund mentioned earlier, the Tax-Advantaged Bond Strategies Long Term Fund held a small weighting in A-rated bonds, which helped Fund performance against a benchmark that did not hold A-rated issues. But that positive contribution was more than offset by the Long Term Fund’s overweight in AAA-rated bonds during a period when higher quality bonds underperformed lower quality issues.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to eatonvance.com.

3

Eaton Vance

TABS Short-Term Municipal Bond Fund

January 31, 2015

Performance2,3

Portfolio Managers James H. Evans, CFA, Brian C. Barney, CFA and Devin J. Cooch, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	03/27/2009	12/31/1998	2.80%	2.52%	3.37%
Class A with 2.25% Maximum Sales Charge	—	—	0.52	2.04	3.13
Class C at NAV	03/27/2009	12/31/1998	2.04	1.76	2.93
Class C with 1% Maximum Sales Charge	—	—	1.04	1.76	2.93
Class I at NAV	03/27/2009	12/31/1998	3.06	2.79	3.53
Barclays 5 Year Municipal Bond Index	—	—	3.66%	3.63%	4.13%
Barclays Municipal Managed Money 1–7 Year Bond Index	—	—	2.80	2.91	—

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	03/27/2009	12/31/1998	0.49%	1.86%	—
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	0.80	1.75	—
Class C After Taxes on Distributions	03/27/2009	12/31/1998	1.00	1.58	—
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	0.78	1.38	—
Class I After Taxes on Distributions	03/27/2009	12/31/1998	3.02	2.60	—
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	2.36	2.39	—

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			0.90%	1.65%	0.65%

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate at NAV			1.07%	0.32%	1.31%
SEC 30-day Yield			0.06	–0.67	0.31

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	01/31/2005	$13,348	N.A.
Class I	$250,000	01/31/2005	$353,686	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

TABS Short-Term Municipal Bond Fund

January 31, 2015

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

TABS Intermediate-Term Municipal Bond Fund

January 31, 2015

Performance2,3

Portfolio Managers James H. Evans, CFA, Brian C. Barney, CFA, and Christopher J. Harshman, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	02/01/2010	02/01/2010	7.91%	6.11%	6.10%
Class A with 2.25% Maximum Sales Charge	—	—	5.46	5.62	5.62
Class C at NAV	02/01/2010	02/01/2010	7.02	5.32	5.31
Class C with 1% Maximum Sales Charge	—	—	6.02	5.32	5.31
Class I at NAV	02/01/2010	02/01/2010	8.17	6.38	6.38
Barclays Municipal Managed Money Intermediate 1–17 Year Bond Index	—	—	7.07%	4.79%	4.79%
Barclays 7 Year Municipal Bond Index	—	—	6.33	4.97	4.97

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A After Taxes on Distributions	02/01/2010	02/01/2010	5.46%	5.45%	5.44%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	3.79	4.62	4.61
Class C After Taxes on Distributions	02/01/2010	02/01/2010	6.02	5.14	5.13
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	3.79	4.21	4.20
Class I After Taxes on Distributions	02/01/2010	02/01/2010	8.18	6.21	6.20
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	5.46	5.29	5.28

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.00%	1.75%	0.75%
Net			0.90	1.65	0.65

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate at NAV			1.50%	0.75%	1.75%
SEC 30-day Yield			0.77	0.05	1.03

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	02/01/2010	$12,957	N.A.
Class I	$250,000	02/01/2010	$340,721	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

6

Eaton Vance

TABS Intermediate-Term Municipal Bond Fund

January 31, 2015

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

7

Eaton Vance

Tax-Advantaged Bond Strategies Long Term Fund

January 31, 2015

Performance2,3

Portfolio Managers James H. Evans, CFA, Brian C. Barney, CFA and Christopher J. Harshman, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	02/01/2010	02/01/2010	14.75%	8.83%	8.82%
Class A with 4.75% Maximum Sales Charge	—	—	9.29	7.77	7.76
Class C at NAV	02/01/2010	02/01/2010	13.92	8.01	8.00
Class C with 1% Maximum Sales Charge	—	—	12.92	8.01	8.00
Class I at NAV	02/01/2010	02/01/2010	15.05	9.08	9.07
Barclays Municipal Managed Money Long (10+) Year Bond Index	—	—	13.54%	6.90%	6.90%
Barclays 15 Year Municipal Bond Index	—	—	11.15	6.49	6.48

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A After Taxes on Distributions	02/01/2010	02/01/2010	9.29%	6.89%	6.88%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	6.39	6.24	6.23
Class C After Taxes on Distributions	02/01/2010	02/01/2010	12.92	7.12	7.11
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	8.16	6.29	6.28
Class I After Taxes on Distributions	02/01/2010	02/01/2010	15.06	8.18	8.17
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	9.84	7.35	7.35

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.45%	2.20%	1.20%
Net			0.90	1.65	0.65

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate at NAV			2.32%	1.54%	2.58%
SEC 30-day Yield			1.52	0.85	1.86

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	02/01/2010	$14,705	N.A.
Class I	$250,000	02/01/2010	$386,189	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

8

Eaton Vance

Tax-Advantaged Bond Strategies Long Term Fund

January 31, 2015

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

9

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any EatonVance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Barclays 5 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 4-6 years. Barclays Municipal Managed Money 1-7 Year Bond Index is an unmanaged, tax-exempt bond market index that measures the 1-7 year maturity component of the Barclays Municipal Managed Money Bond Index. The Barclays Municipal Managed Money 1-7 Year Bond Index commenced on January 30, 2009; accordingly the Ten Year return is not available and the index has been excluded from the Growth of $10,000 chart. Barclays Municipal Managed Money Intermediate 1-17 Year Bond Index is an unmanaged, tax-exempt bond market index that measures the 1-17 year maturity component of the Barclays Municipal Managed Money Bond Index. Barclays 7 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 6-8 years. Barclays Municipal Managed Money Long (10+) Year Bond Index is an unmanaged, tax-exempt bond market index that measures the 10+ year maturity component of the Barclays Municipal Managed Money Bond Index. Barclays 15 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 12-17 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

For the TABS Short-Term Municipal Bond Fund, performance prior to the inception date of each share class is that of a private investment partnership (the Predecessor Account). Performance shown prior to the inception of the share class is adjusted for any applicable sales charge, but not adjusted for expense differences between the Predecessor Account and each share class. If adjusted for such differences, the performance would be different. The Predecessor Account was not a mutual fund registered under the Investment Company Act of 1940, as amended (the 1940 Act) or a regulated investment company under the Internal Revenue Code of 1986, as amended (the Code), and therefore the Predecessor Account was not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and/or the Code. If such requirements were applicable to the Predecessor Account, the performance shown may have been adversely affected. Performance presented in the financial highlights included in the financial statements is not linked.

After-Tax Returns are not shown for the Ten Year period because the Predecessor Account, unlike a registered investment company, was not required to make annual income distributions to its investors.

[4]

Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement for TABS Intermediate-Term Municipal Bond Fund and Tax-Advantaged Bond Strategies Long Term Fund that continues through 5/31/15. Without the reimbursement, if applicable, performance would have been lower.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ. Yield reflects the effect of fee waivers and expense reimbursements.

[6]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

[7]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest-rate changes.

Fund profile subject to change due to active management.

10

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2014 – January 31, 2015).

Actual Expenses:  The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance TABS Short-Term Municipal Bond Fund

	Beginning Account Value (8/1/14)	Ending Account Value (1/31/15)	Expenses Paid During Period* (8/1/14 – 1/31/15)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,016.70	$4.57	0.90%
Class C	$1,000.00	$1,012.90	$8.37	1.65%
Class I	$1,000.00	$1,017.90	$3.31	0.65%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.70	$4.58	0.90%
Class C	$1,000.00	$1,016.90	$8.39	1.65%
Class I	$1,000.00	$1,021.90	$3.31	0.65%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2014.

11

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2015

Fund Expenses — continued

Eaton Vance TABS Intermediate-Term Municipal Bond Fund

	Beginning Account Value (8/1/14)	Ending Account Value (1/31/15)	Expenses Paid During Period* (8/1/14 – 1/31/15)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,041.70	$4.63	**	0.90%
Class C	$1,000.00	$1,036.90	$8.47	**	1.65%
Class I	$1,000.00	$1,043.00	$3.35	**	0.65%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.70	$4.58	**	0.90%
Class C	$1,000.00	$1,016.90	$8.39	**	1.65%
Class I	$1,000.00	$1,021.90	$3.31	**	0.65%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2014.

**	Absent an allocation of expenses to an affiliate, expenses would be higher.

Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund

	Beginning Account Value (8/1/14)	Ending Account Value (1/31/15)	Expenses Paid During Period* (8/1/14 – 1/31/15)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,078.40	$4.71	**	0.90%
Class C	$1,000.00	$1,074.50	$8.63	**	1.65%
Class I	$1,000.00	$1,080.30	$3.41	**	0.65%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.70	$4.58	**	0.90%
Class C	$1,000.00	$1,016.90	$8.39	**	1.65%
Class I	$1,000.00	$1,021.90	$3.31	**	0.65%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2014.

**	Absent an allocation of expenses to an affiliate, expenses would be higher.

12

Eaton Vance

TABS Short-Term Municipal Bond Fund

January 31, 2015

Portfolio of Investments

Tax-Exempt Municipal Securities — 98.9%

Security	Principal Amount (000’s omitted)	Value

Education — 6.5%
Arizona Board of Regents, (University of Arizona), 3.00%, 8/1/19	$500	$543,530
Curators of the University of Missouri, System Facilities Revenue, 5.00%, 11/1/19	5,000	5,947,200
Florida Board of Education, Lottery Revenue, 5.00%, 7/1/18	14,425	16,474,937
North Penn School District, PA, 5.00%, 3/1/21	3,010	3,453,403
University of Arkansas, 4.00%, 12/1/15	670	691,668
University of Iowa Facilities Corp., (Medical Education & Biomedical Research Facility), 3.75%, 6/1/17	1,005	1,078,405
University of North Carolina, 5.00%, 5/1/18	1,365	1,546,354
University of Texas, 5.00%, 8/15/23	4,775	5,645,387
Vermont Educational & Health Buildings Financing Agency, (Middlebury College), 5.00%, 11/1/20	1,000	1,206,140
Virginia College Building Authority, Educational Facilities Revenue, 5.00%, 2/1/17	1,850	2,016,777

		$38,603,801

Electric Utilities — 4.9%
American Municipal Power, Inc., OH, (Prairie State Energy Campus), 5.00%, 2/15/25	$1,500	$1,714,890
American Municipal Power, Inc., OH, (Prairie State Energy Campus), 5.25%, 2/15/25	120	134,978
Energy Northwest, WA, (Columbia Generating Station), 5.00%, 7/1/20	5,000	5,998,450
Energy Northwest, WA, (Columbia Generating Station), 5.00%, 7/1/21	2,000	2,441,300
Omaha, NE, Public Power District, 2.00%, 2/1/19	2,000	2,089,360
Omaha, NE, Public Power District, 5.00%, 2/1/19	2,000	2,324,940
San Antonio, TX, (Electric and Gas Systems), 5.00%, 2/1/19	7,085	8,260,401
Southern California Public Power Authority, 5.00%, 7/1/20	5,005	5,750,345

		$28,714,664

Escrowed / Prerefunded — 2.9%
American Municipal Power, Inc., OH, (Prairie State Energy Campus), Prerefunded to 2/15/18, 5.25%, 2/15/25	$1,880	$2,140,812
Berks County, PA, Prerefunded to 11/15/18, 5.00%, 11/15/22	1,700	1,968,192
California Department of Water Resources, Prerefunded to 6/1/18, 5.00%, 12/1/24	1,930	2,209,812
Fairfax County, VA, Prerefunded to 4/1/20, 4.00%, 4/1/23	500	573,480
Massachusetts Bay Transportation Authority, Escrowed to Maturity, 4.00%, 7/1/15	870	884,129
Massachusetts Bay Transportation Authority, Prerefunded to 7/1/18, 5.00%, 7/1/34	750	859,185
Ohio, Prerefunded to 6/15/18, 5.50%, 6/15/20	500	579,235

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)
Ohio Water Development Authority, Water Pollution Control, (Water Quality), Prerefunded to 12/1/19, 5.00%, 12/1/21	$2,000	$2,385,060
Washington, Prerefunded to 7/1/18, 5.00%, 7/1/22	5,000	5,720,600

		$17,320,505

General Obligations — 39.6%
Alabama, 5.00%, 8/1/20	$3,530	$4,291,562
Allen County Juvenile Justice Center Building Corp., IN, 3.00%, 7/1/15	695	702,652
Allen County Juvenile Justice Center Building Corp., IN, 3.00%, 1/1/16	1,020	1,043,552
Anne Arundel County, MD, 5.00%, 4/1/21	6,615	8,105,558
Barbers Hill, TX, Independent School District, 4.00%, 2/15/23	2,000	2,224,180
Barbers Hill, TX, Independent School District, 4.00%, 2/15/24	4,245	4,711,908
Bergen County, NJ, 3.25%, 11/1/16	2,195	2,304,509
Brown County, WI, 4.00%, 11/1/21	620	708,716
Cary, NC, 5.00%, 6/1/18	195	222,889
Cedar Hill, TX, Independent School District, (PSF Guaranteed), 0.00%, 2/15/18	400	388,020
Chandler, AZ, 3.00%, 7/1/21	1,200	1,326,060
Chandler, AZ, 4.00%, 7/1/21	1,500	1,749,705
Chattanooga, TN, 5.00%, 10/1/21	1,000	1,235,620
Chicago Park District, IL, 5.00%, 1/1/20	3,030	3,545,191
College Station, TX, 5.00%, 2/15/24	1,000	1,189,190
Columbia County, GA, School District, 5.00%, 4/1/16	1,000	1,056,710
Comal County, TX, 4.00%, 2/1/18	1,200	1,313,508
Commonwealth of Pennsylvania, 5.00%, 6/1/20	2,625	3,139,684
Crandall, TX, Independent School District, (PSF Guaranteed), 0.00%, 8/15/16	300	297,552
Dallas, TX, Independent School District, (PSF Guaranteed), 5.50%, 2/15/18	240	275,256
Deer Park, TX, Independent School District, 3.00%, 2/15/15	125	125,153
DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago and Boone Counties, IL, Community College District No. 523, (Kishwaukee Community College), 0.00%, 2/1/16	500	496,995
Del Mar College District, TX, 4.00%, 8/15/16	1,000	1,057,790
Denton County, TX, 5.00%, 7/15/24	1,000	1,187,310
Denver City and County, CO, (Better Denver), 5.00%, 8/1/21	1,365	1,686,307
Eagle Mountain & Saginaw, TX, Independent School District, (PSF Guaranteed), 0.00%, 8/15/20	155	144,190
El Camino, CA, Community College District, 0.00%, 8/1/18	2,280	2,217,232
El Dorado, CA, Union High School District, 0.00%, 8/1/18	110	103,847
El Dorado, CA, Union High School District, 0.00%, 8/1/21	45	38,957
Fairfax County, VA, 4.00%, 4/1/23	500	565,010
Fitchburg, MA, 4.00%, 12/1/16	570	604,821

13	See Notes to Financial Statements.

Eaton Vance

TABS Short-Term Municipal Bond Fund

January 31, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Florida Board of Education, Full Faith and Credit, Capital Outlay, 5.00%, 6/1/21	$5,000	$6,128,250
Florida Board of Education, Full Faith and Credit, Capital Outlay, 5.00%, 6/1/22	3,000	3,610,890
Forney, TX, Independent School District, (PSF Guaranteed), 4.00%, 8/15/20	400	438,200
Forney, TX, Independent School District, (PSF Guaranteed), 4.00%, 8/15/22	525	574,634
Forney, TX, Independent School District, (PSF Guaranteed), 4.50%, 8/15/24	500	554,250
Frisco, TX, 4.00%, 2/15/19	155	174,375
Garland, TX, Independent School District, (PSF Guaranteed), 0.00%, 2/15/16	1,525	1,520,211
Garland, TX, Independent School District, (PSF Guaranteed), 3.00%, 2/15/16	200	200,490
Garland, TX, Independent School District, (PSF Guaranteed), 3.00%, 2/15/18	300	300,669
Glasscock County, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/15/23	500	587,180
Guilford County, NC, Series 2007C, 5.00%, 4/1/18	1,220	1,386,835
Guilford County, NC, Series 2010A, 5.00%, 8/1/19	1,265	1,496,217
Guilford County, NC, Series 2010D, 5.00%, 8/1/19	10,190	12,052,528
Gull Lake, MI, Community Schools, 5.00%, 5/1/20	465	547,854
Hartford County, CT, Metropolitan District, 5.00%, 7/15/18	4,250	4,884,822
Irving, TX, Independent School District, (PSF Guaranteed), 4.00%, 2/15/17	420	449,845
Lake County, IL, Community College District No. 532, 4.00%, 6/1/21	4,230	4,869,449
Leander Independent School District, TX, 0.00%, 8/15/17	1,240	1,211,567
Leander Independent School District, TX, 0.00%, 8/15/18	2,240	2,149,168
Leander Independent School District, TX, 0.00%, 8/15/20	3,000	2,751,750
Maryland, 5.00%, 3/1/19	5,465	6,387,601
Maryland, 5.00%, 8/1/19	2,750	3,252,645
Massachusetts, 5.00%, 8/1/17	2,500	2,777,800
Mecklenburg County Public Facilities Corp., NC, 5.00%, 3/1/22	5,795	6,720,925
Mecklenburg County, NC, 5.00%, 12/1/19	7,605	9,074,514
Middlesex County, NJ, 2.50%, 6/1/15	3,295	3,321,755
Minnesota, 4.00%, 8/1/16	1,750	1,847,545
Minnesota, 4.00%, 8/1/19	3,000	3,413,250
Minnesota, 5.00%, 6/1/18	1,000	1,142,310
Minnesota, 5.00%, 8/1/18	90	103,350
Monmouth County, NJ, 4.00%, 12/1/16	1,095	1,167,237
Montclair, NJ, 3.00%, 3/1/16	1,365	1,405,035
Montclair, NJ, (School Bond Revenue Act), 3.00%, 3/1/15	835	837,062
Montclair, NJ, (School Bond Revenue Act), 3.00%, 3/1/16	870	895,517

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Montgomery County, MD, (Public Improvement), 5.00%, 11/1/20	$5,000	$6,093,300
Morris County, NJ, 5.00%, 2/15/17	1,650	1,803,648
Morris County, NJ, 5.00%, 2/15/19	1,720	2,008,427
Mountain View-Los Altos, CA, Union High School District, 0.00%, 8/1/23	945	773,775
Mountain View-Los Altos, CA, Union High School District, 0.00%, 8/1/24	900	732,825
New Hampshire, 5.00%, 12/1/22	3,300	4,162,158
New Hanover County, NC, 5.00%, 12/1/18	430	499,058
Ocean County, NJ, 3.00%, 8/1/16	1,255	1,305,765
Ocean County, NJ, 4.00%, 9/1/15	1,250	1,277,587
Ohio, 4.00%, 9/1/15	935	956,365
Oklahoma County, OK, Independent School District No. 12 Edmond, 2.00%, 3/1/15	2,500	2,504,175
Oklahoma County, OK, Independent School District No. 89 Oklahoma City, 2.00%, 7/1/15	3,670	3,697,672
Osseo, MN, Independent School District No. 279, 4.00%, 2/1/20	450	495,707
Pennsylvania, 5.00%, 2/15/17	2,500	2,726,750
Pennsylvania, 5.00%, 2/15/19	2,000	2,322,360
Peralta Community College District, CA, 5.00%, 8/1/23	1,935	2,448,336
Pima County, AZ, 4.00%, 7/1/18	2,400	2,661,960
Portland, OR, (Public Safety Projects & Emergency Facilities), 5.00%, 6/15/20	1,725	2,085,007
Portland, OR, (Public Safety Projects & Emergency Facilities), 5.00%, 6/15/21	1,530	1,885,511
Reedy Creek, FL, Improvement District, 5.00%, 6/1/20	1,000	1,196,690
Roma, TX, Independent School District, (PSF Guaranteed), 0.00%, 2/15/15	235	234,969
San Antonio, TX, 4.00%, 8/1/15	800	815,840
San Diego, CA, Community College District, 0.00%, 8/1/18	285	272,953
Schertz-Cibolo-Universal City, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/1/22	1,500	1,721,925
Seminole, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/15/23	1,000	1,087,560
Snohomish County, WA, Everett School District No. 2, 5.00%, 12/1/20	1,000	1,204,090
Spring Branch, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/1/18	1,875	2,119,237
St. Mary’s County, MD, 3.00%, 7/15/15	920	932,356
Suffolk, VA, 4.00%, 8/1/18	500	556,900
Sumner County, TN, 3.00%, 6/1/16	1,000	1,037,680
Sumner County, TN, 5.00%, 6/1/16	3,000	3,193,080
Tarrant County, TX, 5.00%, 7/15/19	535	632,761
Texas, (Texas Public Finance Authority), 5.00%, 10/1/20	1,000	1,120,930

14	See Notes to Financial Statements.

Eaton Vance

TABS Short-Term Municipal Bond Fund

January 31, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Tomball, TX, Independent School District, (PSF Guaranteed), 4.00%, 2/15/20	$50	$53,236
United Independent School District, TX, (PSF Guaranteed), 5.00%, 8/15/15	1,755	1,801,876
Utah, Series 2011A, 5.00%, 7/1/19	7,495	8,848,447
Utah, Series 2013, 5.00%, 7/1/19	5,000	5,902,900
Virginia Beach, VA, 5.00%, 3/15/19	1,540	1,802,046
Virginia Beach, VA, 5.00%, 7/15/19	1,000	1,181,360
Wake County, NC, 5.00%, 3/1/23	2,120	2,470,924
Washington Suburban Sanitary District, MD, (Consolidated Public Improvement), 5.00%, 6/1/20	5,000	5,871,000
Wink-Loving, TX, Independent School District, (PSF Guaranteed), 4.00%, 2/15/18	500	501,500
Wink-Loving, TX, Independent School District, (PSF Guaranteed), 4.00%, 2/15/19	815	817,437
Wisconsin, 5.00%, 5/1/20	5,000	5,993,600
Wisconsin, 5.00%, 11/1/20	1,000	1,209,850
Wisconsin, 5.00%, 5/1/21	1,805	2,202,840
Yellowstone County, MT, School District No. 2, 5.00%, 6/15/22	1,075	1,340,536
Zeeland, MI, Public Schools, 5.00%, 5/1/21(1)	1,290	1,543,472

		$234,403,745

Health Care — 0.0%(2)
Connecticut Health and Educational Facilities Authority, (Lawrence & Memorial Hospital), 5.00%, 7/1/18	$85	$95,743

		$95,743

Hospital — 9.4%
Beaver County, PA, Hospital Authority, (Heritage Valley Health System), 5.00%, 5/15/15	$1,435	$1,454,616
Florence County, SC, Hospital Revenue, (McLeod Regional Medical Center), 5.00%, 11/1/18	870	1,000,039
Grand Traverse County, MI, Hospital Finance Authority, (Munson Healthcare), 5.00%, 7/1/16	1,160	1,232,280
Grand Traverse County, MI, Hospital Finance Authority, (Munson Healthcare), 5.00%, 7/1/17	2,355	2,587,650
Grand Traverse County, MI, Hospital Finance Authority, (Munson Healthcare), 5.00%, 7/1/20	445	526,666
Indiana Finance Authority, Hospital Revenue, (Indiana University Health), 5.00%, 3/1/19	5,000	5,793,900
Indiana Finance Authority, Hospital Revenue, (Indiana University Health), 5.00%, 3/1/20	6,395	7,582,552
Indiana Finance Authority, Hospital Revenue, (Jackson County Schneck Memorial Hospital), 5.00%, 2/15/18	1,250	1,364,775
Massachusetts Health & Educational Facilities Authority, (Partners HealthCare System), 5.00%, 7/1/22	1,000	1,102,780

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
New York Dormitory Authority, (Mount Sinai Hospital), 5.00%, 7/1/19	$2,360	$2,753,176
New York Dormitory Authority, (Mount Sinai Hospital), 5.00%, 7/1/22	1,950	2,309,541
Oregon Facilities Authority, (Providence Health System), 5.00%, 10/1/18	785	897,687
Oregon Facilities Authority, (Providence Health System), 5.00%, 10/1/19	575	672,635
St. Mary Hospital Authority, PA, (Catholic Health East), 5.00%, 11/15/22	5,000	5,906,500
Tarrant County Cultural Education Facilities Finance Corp., TX, (Methodist Hospitals of Dallas), 5.00%, 10/1/17	800	889,904
Tarrant County Cultural Education Facilities Finance Corp., TX, (Methodist Hospitals of Dallas), 5.00%, 10/1/19	1,250	1,463,188
Tarrant County, TX, Hospital District, 5.00%, 8/15/20	1,655	1,936,516
Wisconsin Health and Educational Facilities Authority, (Hospital Sisters Services Obligation), 4.00%, 8/15/19	1,000	1,117,650
Wisconsin Health and Educational Facilities Authority, (Ministry Health Care), 5.00%, 8/15/18	1,190	1,345,450
Wisconsin Health and Educational Facilities Authority, (ProHealth Care, Inc.), 2.00%, 8/15/15	330	333,227
Wisconsin Health and Educational Facilities Authority, (ProHealth Care, Inc.), 3.00%, 8/15/18	365	387,455
Wisconsin Health and Educational Facilities Authority, (ProHealth Care, Inc.), 5.00%, 8/15/18	1,695	1,925,740
Wisconsin Health and Educational Facilities Authority, (UnityPoint Health), 5.00%, 12/1/21	1,000	1,199,300
Yavapai County, AZ, Industrial Development Authority, (Northern Arizona Healthcare System), 5.00%, 10/1/17	1,440	1,602,230
Yavapai County, AZ, Industrial Development Authority, (Northern Arizona Healthcare System), 5.00%, 10/1/18	2,185	2,498,657
Yavapai County, AZ, Industrial Development Authority, (Northern Arizona Healthcare System), 5.00%, 10/1/19	3,630	4,257,191
Yuma, AZ, Industrial Development Authority, (Yuma Regional Medical Center), 5.00%, 8/1/19	400	459,388
Yuma, AZ, Industrial Development Authority, (Yuma Regional Medical Center), 5.00%, 8/1/20	1,130	1,323,908

		$55,924,601

Housing — 0.7%
Minnesota Housing Finance Agency, 2.35%, 7/1/21	$325	$340,938
Virginia Housing Development Authority, 1.00%, 10/1/17	130	130,788
Virginia Housing Development Authority, 1.10%, 4/1/17	1,600	1,618,976
Virginia Housing Development Authority, 1.45%, 10/1/17	300	306,021
Virginia Housing Development Authority, 1.60%, 7/1/17	460	469,365
Virginia Housing Development Authority, 1.90%, 10/1/18	1,000	1,035,280
Virginia Housing Development Authority, 2.05%, 7/1/18	230	239,129

		$4,140,497

15	See Notes to Financial Statements.

Eaton Vance

TABS Short-Term Municipal Bond Fund

January 31, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Industrial Development Revenue — 0.5%
Ohio, 5.00%, 6/1/19	$800	$935,136
Tulsa County, OK, Industrial Authority, Capital Improvements, 4.00%, 5/15/15	2,000	2,022,460

		$2,957,596

Insured-Electric Utilities — 1.3%
Alaska Energy Authority, (Bradley Lake), (AGM), 6.00%, 7/1/20	$3,845	$4,771,799
New York Power Authority, (NPFG), 5.00%, 11/15/21	1,550	1,741,642
Public Power Generation Agency, NE, (Whelan Energy Center), (AGC), (AMBAC), 5.00%, 1/1/18	1,145	1,235,501

		$7,748,942

Insured-Escrowed / Prerefunded — 3.3%
Clackamas County, OR, School District No. 12, (AGM), Prerefunded to 6/15/17, 5.00%, 6/15/23	$6,420	$7,097,117
Collier County, FL, School Board, (AGM), Prerefunded to 2/15/16, 5.00%, 2/15/22	1,525	1,601,265
Cook County, IL, Community High School District No. 219, Niles Township, (FGIC), Escrowed to Maturity, 5.50%, 12/1/19	2,000	2,423,800
Illinois State Toll Highway Authority, (AGM), Prerefunded to 7/1/16, 5.00%, 1/1/31	360	383,922
Palm Beach County, FL, School District, (AGM), Prerefunded to 8/1/16, 5.00%, 8/1/22	3,000	3,211,080
Palm Beach County, FL, School District, (AGM), Prerefunded to 8/1/16, 5.00%, 8/1/23	4,655	4,982,526

		$19,699,710

Insured-General Obligations — 0.5%
Long Beach, CA, Community College District, (Election of 2002), (NPFG), 0.00%, 5/1/23	$2,000	$1,650,860
Riverside County, CA, Alvord Unified School District, (Election of 2012), (AGM), 5.00%, 8/1/18	170	194,201
Washington, (NPFG), 0.00%, 6/1/21	620	560,722
Washington, (XLCA), 0.00%, 12/1/16	200	198,016
Yonkers, NY, (AGM), 2.00%, 10/15/19	270	278,972

		$2,882,771

Insured-Hospital — 0.3%
Carbon County, PA, Hospital Authority, (Gnaden Huetten Memorial Hospital), (AGM), 3.00%, 11/15/15	$1,000	$1,020,990
Carbon County, PA, Hospital Authority, (Gnaden Huetten Memorial Hospital), (AGM), 4.00%, 11/15/17	535	579,924

		$1,600,914

Security	Principal Amount (000’s omitted)	Value

Insured-Lease Revenue / Certificates of Participation — 1.1%
Orange County, FL, School Board, (NPFG), 5.00%, 8/1/19	$6,500	$6,655,415

		$6,655,415

Insured-Public Power / Electric Utilities — 0.2%
Greenville, NC, Utilities Commission, (AGM), 5.00%, 11/1/22	$1,060	$1,201,457

		$1,201,457

Insured-Special Tax Revenue — 0.6%
Hamilton County, OH, Sales Tax, (AMBAC), 5.00%, 12/1/20	$1,600	$1,734,496
Successor Agency to the Rancho Cucamonga Redevelopment Agency, CA, (AGM), 5.00%, 9/1/22	1,420	1,757,094

		$3,491,590

Insured-Transportation — 1.2%
Florida Department of Transportation, (NPFG), 5.00%, 7/1/22	$5,350	$5,762,003
New York Thruway Authority, (AMBAC), 5.00%, 4/1/21	1,150	1,186,559

		$6,948,562

Insured-Water and Sewer — 0.2%
New Mexico Finance Authority, (NPFG), 5.00%, 6/15/19	$1,050	$1,119,248

		$1,119,248

Lease Revenue / Certificates of Participation — 3.1%
California Public Works Board, 5.00%, 12/1/20	$1,600	$1,933,968
Montgomery County, MD, (Metrorail Garage Projects), 5.00%, 6/1/18	2,395	2,720,361
Montgomery County, MD, (Metrorail Garage Projects), 5.00%, 6/1/19	2,420	2,824,479
Montgomery County, MD, (Metrorail Garage Projects), 5.00%, 6/1/20	610	727,309
North Carolina, Capital Improvement Limited Obligation Bonds, 5.00%, 5/1/22	2,115	2,562,703
Orange County, FL, School Board, 5.00%, 8/1/15	5,000	5,120,950
Orange County, FL, School Board, 5.00%, 8/1/17	540	598,595
Orange County, FL, School Board, 5.00%, 8/1/18	675	772,261
Orange County, FL, School Board, 5.00%, 8/1/19	750	880,912
Volusia County, FL, School Board, 5.00%, 8/1/21	325	389,656

		$18,531,194

Other Revenue — 6.6%
Illinois Educational Facilities Authority, (University of Chicago), 1.875% to 2/12/15 (Put Date), 7/1/36	$3,525	$3,526,939
Illinois Unemployment Insurance Fund Building Receipts Revenue, 5.00%, 6/15/19	5,000	5,091,750

16	See Notes to Financial Statements.

Eaton Vance

TABS Short-Term Municipal Bond Fund

January 31, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Other Revenue (continued)
Illinois Unemployment Insurance Fund Building Receipts Revenue, 5.00%, 12/15/19	$4,000	$4,073,400
Kansas Development Finance Authority, 5.00%, 11/1/26	1,990	2,304,340
Michigan Finance Authority, (Unemployment Obligation Assessment), 5.00%, 7/1/22	4,520	4,820,309
Michigan Finance Authority, (Unemployment Obligation Assessment), 5.00%, 1/1/23	3,930	4,102,055
Texas Public Finance Authority, (Unemployment Compensation), 4.00%, 1/1/18	3,000	3,155,580
Tobacco Settlement Financing Corp., NY, 5.00%, 6/1/21	5,000	5,310,700
Tobacco Settlement Financing Corp., NY, 5.00%, 6/1/22	5,000	5,472,600
Virginia Public Building Authority, Public Facilities Revenue, 5.00%, 8/1/15	1,085	1,111,832

		$38,969,505

Special Tax Revenue — 5.2%
Catawba, NC, Limited Obligation Bonds, 4.00%, 10/1/16	$1,045	$1,107,250
Collier County, FL, Special Obligation, 5.00%, 10/1/15	2,605	2,689,324
Lafayette, LA, Sales Tax Revenue, 5.00%, 5/1/20(1)	1,200	1,428,540
Metropolitan Pier & Exposition Authority, IL, (McCormick Place), 5.00%, 12/15/22	1,000	1,093,420
New Mexico, Severance Tax, 5.00%, 7/1/15	1,425	1,454,398
New York Urban Development Corp., Personal Income Tax Revenue, 5.00%, 3/15/19	5,000	5,834,100
New York Urban Development Corp., Personal Income Tax Revenue, 5.00%, 3/15/21	5,000	6,097,900
Phoenix Civic Improvement Corp., AZ, Excise Tax Revenue, (Light Rail Project), 5.00%, 7/1/19	4,665	5,489,632
Pinal County, AZ, 5.00%, 8/1/24	1,000	1,249,380
Portland, OR, Gas Tax Revenue, 5.00%, 2/1/20	1,325	1,583,150
Regional Public Transportation Authority, AZ, Excise Tax Revenue, (Maricopa County Public Transportation Fund), 5.00%, 7/1/17	145	160,634
Regional Public Transportation Authority, AZ, Excise Tax Revenue, (Maricopa County Public Transportation Fund), 5.25%, 7/1/21	1,000	1,242,890
Westminster, CO, Sales & Use Tax, 5.00%, 12/1/19	1,135	1,343,863

		$30,774,481

Transportation — 7.2%
Bay Area Toll Authority, CA, Toll Bridge Revenue, 1.50% to 4/2/18 (Put Date), 4/1/47	$2,500	$2,543,100
Chicago, IL, Midway International Airport, 5.00%, 1/1/20	500	588,660
Chicago, IL, Midway International Airport, 5.00%, 1/1/22	1,000	1,205,130
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.00%, 11/1/19	2,500	2,945,525

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)
Delaware River and Bay Authority, 5.00%, 1/1/20	$1,815	$2,142,553
Delaware River and Bay Authority, 5.00%, 1/1/21	1,000	1,196,900
Florida Department of Transportation, Series 2008A, 5.00%, 7/1/22	1,000	1,113,690
Florida Department of Transportation, Series 2013C, 5.00%, 7/1/22	2,500	3,100,350
Kansas Department of Transportation, 4.00%, 9/1/15	1,000	1,022,880
Maryland Department of Transportation, 4.00%, 5/15/16	1,305	1,368,567
Mesa, AZ, Highway Revenue, 5.00%, 7/1/20	1,225	1,249,757
Mesa, AZ, Highway Revenue, 5.00%, 7/1/21	1,550	1,581,217
New Jersey Turnpike Authority, 5.00%, 1/1/22	3,325	3,801,805
New York Thruway Authority, 5.00%, 5/1/19	9,000	10,415,880
North Texas Tollway Authority, 0.69%, 1/1/20 (Put Date), 1/1/38(3)	2,500	2,505,775
Ohio Turnpike Commission, 5.00%, 2/15/20	1,165	1,374,316
Wisconsin Department of Transportation, 5.00%, 7/1/21	2,750	3,225,117
Wisconsin Department of Transportation, 5.00%, 7/1/22	1,000	1,170,630

		$42,551,852

Water and Sewer — 3.6%
California Department of Water Resources, 5.00%, 12/1/24	$35	$39,985
Gwinnett County, GA, Water and Sewer Authority, 4.00%, 8/1/16	500	527,715
Honolulu, HI, City and County Wastewater System, 5.00%, 7/1/22	500	580,525
Houston, TX, Utility System, 5.00%, 5/15/20	10,425	12,506,247
Indiana Finance Authority, 5.00%, 2/1/23	1,000	1,185,880
Michigan Finance Authority, (Revolving Fund - Clean Water), 5.00%, 10/1/19	1,455	1,725,674
Ohio Water Development Authority, Water Pollution Control, (Water Quality), 5.00%, 12/1/19	1,020	1,217,268
Seattle, WA, Solid Waste Revenue, 5.00%, 8/1/19	175	206,349
Seattle, WA, Water System, 5.00%, 9/1/20	1,000	1,208,690
Tohopekaliga Water Authority, FL, Utility System, 5.00%, 10/1/20	1,705	2,053,587

		$21,251,920

Total Tax-Exempt Municipal Securities — 98.9% (identified cost $561,236,667)		$585,588,713

17	See Notes to Financial Statements.

Eaton Vance

TABS Short-Term Municipal Bond Fund

January 31, 2015

Portfolio of Investments — continued

Taxable Municipal Securities — 0.0%(2)

Security	Principal Amount (000’s omitted)	Value

Education — 0.0%(2)
Virginia Public School Authority, 4.167%, 8/1/18	$225	$244,852

Total Taxable Municipal Securities — 0.0%(2) (identified cost $225,000)		$244,852

Total Investments — 98.9% (identified cost $561,461,667)		$585,833,565

Other Assets, Less Liabilities — 1.1%		$6,417,801

Net Assets — 100.0%		$592,251,366

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
FGIC	–	Financial Guaranty Insurance Company
NPFG	–	National Public Finance Guaranty Corp.
PSF	–	Permanent School Fund
XLCA	–	XL Capital Assurance, Inc.

At January 31, 2015, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Texas	12.5%
Florida	11.2%
Others, representing less than 10% individually	75.2%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2015, 8.8% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from less than 0.05% to 4.6% of total investments.

(1)	When-issued security.

(2)	Amount is less than 0.05%.

(3)	Floating-rate security. The stated interest rate represents the rate in effect at January 31, 2015.

18	See Notes to Financial Statements.

Eaton Vance

TABS Intermediate-Term Municipal Bond Fund

January 31, 2015

Portfolio of Investments

Tax-Exempt Investments — 93.0%

Security	Principal Amount (000’s omitted)	Value

Education — 4.7%
Iowa Higher Education Loan Authority, (Grinnell College), 5.00%, 12/1/28	$1,000	$1,239,750
Louisiana State University and Agricultural and Mechanical College, 5.00%, 7/1/23	500	624,710
Maryland Health and Higher Educational Facilities Authority, (Loyola University Maryland), 5.00%, 10/1/28	250	305,063
Maryland Health and Higher Educational Facilities Authority, (Loyola University Maryland), 5.00%, 10/1/32	145	174,854
Monroe County, NY, Industrial Development Agency, (Rochester Schools Modernization), 5.00%, 5/1/31(1)	1,250	1,522,200
Nevada System of Higher Education, 5.00%, 7/1/23	1,000	1,253,860
New Jersey Educational Facilities Authority, (Princeton University), 4.00%, 7/1/27	1,110	1,286,312
New Jersey Educational Facilities Authority, (Princeton University), 5.00%, 7/1/26	5,000	6,378,100
North Carolina Capital Facilities Finance Agency, (Davidson College), 5.00%, 3/1/25	150	181,007
North Carolina Capital Facilities Finance Agency, (Davidson College), 5.00%, 3/1/27	230	274,344
North Carolina Capital Facilities Finance Agency, (Davidson College), 5.00%, 3/1/28	180	213,440
University of Colorado, 5.00%, 6/1/30(1)	1,250	1,548,475
University of Colorado, 5.00%, 6/1/31(1)	1,000	1,232,600
University of Colorado, Enterprise Revenue, 5.00%, 6/1/18	500	570,500
University of Colorado, Enterprise Revenue, 5.00%, 6/1/26	315	376,003

		$17,181,218

Electric Utilities — 3.2%
American Municipal Power, Inc., OH, (Prairie State Energy Campus), 5.00%, 2/15/25	$3,580	$4,092,871
Huntsville, AL, Electric System Revenue, 5.00%, 12/1/24	170	208,301
Indianapolis, IN, Thermal Energy System, 5.00%, 10/1/32	500	588,425
Municipal Electric Authority of Georgia, (Combined Cycle Project), 5.00%, 11/1/20	1,000	1,198,060
Nebraska Public Power District, 5.00%, 1/1/21	1,405	1,688,698
Omaha Public Power District, NE, 5.00%, 2/1/29	810	958,756
Snohomish County, WA, Public Utility District No. 1, 5.00%, 12/1/18	1,680	1,941,055
Southern California Public Power Authority, (Southern Transmission Project), 5.00%, 7/1/23	1,000	1,154,610

		$11,830,776

Escrowed / Prerefunded — 1.1%
Alabama Public School and College Authority, Prerefunded to 12/1/17, 5.00%, 12/1/24	$2,500	$2,804,075

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)
Ohio Water Development Authority, Water Pollution Control, (Water Quality), Prerefunded to 12/1/19, 5.00%, 12/1/21	$1,000	$1,192,530
University of Texas, Prerefunded to 8/15/16, 5.00%, 8/15/18	20	21,434

		$4,018,039

General Obligations — 35.9%
Addison, TX, 5.00%, 2/15/24	$360	$442,260
Auburn, AL, 5.00%, 12/1/28	635	769,576
Bloomfield, CT, 4.00%, 10/15/20	90	103,532
Caddo Parish, LA, 5.00%, 2/1/26(1)	1,380	1,738,883
Caddo Parish, LA, 5.00%, 2/1/28(1)	1,030	1,278,961
California, 5.00%, 12/1/21	5,000	6,205,650
Chicago Park District, IL, 5.00%, 1/1/21	2,190	2,592,610
Clark County, WA, Evergreen School District No. 114, 3.00%, 6/1/17	2,000	2,112,220
Columbus, OH, City School District, 5.00%, 12/1/27	1,000	1,241,990
Connecticut, 5.00%, 12/1/20	50	54,319
Conroe, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/15/24	1,000	1,186,920
Decatur, IL, 5.00%, 3/1/23	1,030	1,221,498
Delaware, 5.00%, 7/1/27	1,700	2,149,225
Edgewood City, OH, School District, 5.25%, 12/1/33	4,500	5,399,595
Florida Board of Education, Full Faith and Credit, Capital Outlay, 5.00%, 1/1/22	3,820	4,527,464
Florida Board of Education, Full Faith and Credit, Capital Outlay, 5.00%, 6/1/22	2,000	2,407,260
Florida Board of Education, Full Faith and Credit, Capital Outlay, 5.00%, 6/1/25	9,900	11,944,251
Forsan, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/15/31	1,460	1,631,083
Forsyth County, GA, School District, 5.00%, 2/1/27	1,000	1,239,910
Fort Bend, TX, Independent School District, 5.00%, 8/15/24	1,655	2,125,798
Gladstone School District No. 115, Clackamas County, OR, 0.00%, 6/15/26	1,000	738,590
Gladstone School District No. 115, Clackamas County, OR, 0.00%, 6/15/27	2,610	1,844,017
Grand Prairie, TX, Independent School District, (PSF Guaranteed), 4.00%, 2/15/22	2,180	2,530,370
Grossmont Union High School District, CA, (Election of 2004), 0.00%, 8/1/32	12,000	6,311,400
Groton, CT, 4.00%, 7/15/19	50	56,220
Hempfield, PA, School District, 5.00%, 10/15/27	1,000	1,168,360
Hopewell Township, NJ, 5.00%, 10/1/26	450	568,481
Houston, TX, Community College System, 5.25%, 2/15/25	1,000	1,201,350
Howard County, MD, 5.00%, 8/15/19	2,000	2,368,040
Illinois, 5.00%, 8/1/21	2,570	2,958,301

19	See Notes to Financial Statements.

Eaton Vance

TABS Intermediate-Term Municipal Bond Fund

January 31, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Illinois, 5.00%, 1/1/27	$5,000	$5,531,650
Lakota, OH, Local School District, (School Facilities Construction & Improvement), 5.00%, 12/1/28	1,120	1,344,930
Las Vegas Valley Water District, NV, 5.00%, 2/1/27	900	1,005,966
Leander Independent School District, TX, 0.00%, 8/15/20	1,955	1,793,224
Leander Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/30	3,000	1,760,430
Los Angeles, CA, Unified School District, 5.00%, 7/1/20	2,000	2,423,360
Lubbock, TX, 5.00%, 2/15/24	2,000	2,403,680
Lynchburg, VA, 3.00%, 12/1/16	250	261,940
Maryland, 5.00%, 3/1/16	7,250	7,630,697
Mecklenburg County, NC, 5.00%, 3/1/19	50	58,441
Miami, TX, Independent School District, (School Building), 5.00%, 2/15/29	500	576,355
Milpitas, CA, Unified School District, (Election of 2012), 4.00%, 8/1/32	1,000	1,133,410
Mountain View-Los Altos, CA, Union High School District, 0.00%, 8/1/25	2,115	1,656,087
New Braunfels, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/1/26	120	137,657
New York, 5.00%, 2/15/20	1,210	1,445,998
Nixa, MO, Public Schools, (Refunding & Improvement - Direct Deposit Program), 5.00%, 3/1/31	1,000	1,156,710
North Charleston, SC, Sewer District, 4.00%, 1/1/23	610	691,624
Omaha-Douglas Public Building Commission, NE, 5.00%, 5/1/28	400	475,676
Omaha-Douglas Public Building Commission, NE, 5.00%, 5/1/29	650	768,501
Richardson, TX, 5.00%, 2/15/20	50	59,760
Saint Augustine, FL, Capital Improvement, 4.00%, 10/1/26	125	137,711
Shreveport, LA, 5.00%, 9/1/24	1,615	2,023,934
Shreveport, LA, 5.00%, 9/1/32	1,500	1,789,635
South Texas Community College District, 5.00%, 8/15/23	1,560	1,952,090
Springfield School District No. 19, Lane County, OR, 0.00%, 6/15/33	3,765	1,980,578
Tatum, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/15/30	515	589,052
Telluride School District No. R-1, San Miguel County, CO, 5.00%, 12/1/29	510	629,570
Telluride School District No. R-1, San Miguel County, CO, 5.00%, 12/1/30	525	644,978
Telluride School District No. R-1, San Miguel County, CO, 5.00%, 12/1/31	1,445	1,769,533
Tennessee, 5.00%, 9/1/29	2,500	3,138,850
Texas, 5.00%, 4/1/21	3,000	3,671,520
Texas, (Texas Transportation Commission), 5.00%, 4/1/27	1,020	1,272,532
Utah, Series 2013, 5.00%, 7/1/19	2,525	2,980,964

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Vermont, 5.00%, 8/15/23	$860	$1,047,953
Volusia County, FL, School Board, 5.00%, 8/1/22	400	485,344
Washington, 5.00%, 7/1/24	850	1,008,924
Washington, 5.00%, 6/1/28	1,000	1,186,240
Washington Suburban Sanitary District, MD, 4.00%, 6/1/27	1,000	1,156,330
Zeeland, MI, Public Schools, 5.00%, 5/1/23(1)	1,200	1,472,280
Zeeland, MI, Public Schools, 5.00%, 5/1/24(1)	1,000	1,232,920

		$132,605,168

Hospital — 8.5%
Allegheny County Hospital Development Authority, PA, (UPMC Health System), 5.00%, 10/15/23	$1,200	$1,428,636
Allen County, OH, Hospital Facilities (Catholic Health Partners), 5.00%, 5/1/21	765	913,991
Kansas Development Finance Authority, (Adventist Health System), 5.00%, 11/15/28	5,090	5,962,833
Maryland Health and Higher Educational Facilities Authority, (Johns Hopkins Health Care), 5.00%, 5/15/18	1,000	1,138,930
Massachusetts Development Finance Agency, (Partners HealthCare System), 5.00%, 7/1/24	1,000	1,235,750
Massachusetts Development Finance Agency, (Partners HealthCare System), 5.00%, 7/1/26	1,450	1,710,811
Massachusetts Health and Educational Facilities Authority, (Partners HealthCare System), 5.25%, 7/1/29	1,000	1,168,880
Michigan Finance Authority, (Trinity Health Credit Group), 5.00%, 12/1/35	1,000	1,134,650
New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), 5.00%, 7/1/24	50	60,692
New York Dormitory Authority, (NYU Hospitals Center), 3.00%, 7/1/24	790	828,726
North Carolina Medical Care Commission, (Duke University Health System), 5.00%, 6/1/34	1,765	2,009,452
Pennsylvania Economic Development Financing Authority, (UPMC), 5.00%, 2/1/25	1,390	1,721,988
Royal Oak, MI, Hospital Finance Authority, (William Beaumont Hospital), 5.00%, 9/1/24	640	782,797
Tarrant County Cultural Education Facilities Finance Corp., TX, (Methodist Hospitals of Dallas), 5.00%, 10/1/20	1,500	1,789,680
Wisconsin Health and Educational Facilities Authority, (Ascension Health Senior Credit Group), 5.00%, 11/15/33	2,500	2,860,675
Wisconsin Health and Educational Facilities Authority, (Hospital Sisters Services, Inc.), 5.00%, 11/15/22	1,855	2,274,137
Wisconsin Health and Educational Facilities Authority, (Ministry Health Care), 5.00%, 8/15/32	2,885	3,295,882
Yuma, AZ, Industrial Development Authority, (Yuma Regional Medical Center), 5.00%, 8/1/22	1,000	1,191,870

		$31,510,380

20	See Notes to Financial Statements.

Eaton Vance

TABS Intermediate-Term Municipal Bond Fund

January 31, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Housing — 0.2%
Virginia Housing Development Authority, 2.45%, 7/1/19	$500	$523,415

		$523,415

Insured-Escrowed / Prerefunded — 4.0%
Cook County, IL, Community High School District No. 219, Niles Township, (FGIC), Escrowed to Maturity, 5.50%, 12/1/19	$2,000	$2,423,800
King County, WA, Sewer Revenue, (AGM), Prerefunded to 1/1/17, 5.00%, 1/1/36	860	934,614
New Mexico Finance Authority, (NPFG), Prerefunded to 6/15/15, 5.00%, 6/15/25	1,275	1,298,358
Palm Beach County, FL, School District, (AGM), Prerefunded to 8/1/16, 5.00%, 8/1/22	2,725	2,916,731
Palm Beach County, FL, School District, (AGM), Prerefunded to 8/1/16, 5.00%, 8/1/23	4,000	4,281,440
Phoenix Civic Improvement Corp., AZ, Water System Revenue, (NPFG), Prerefunded to 7/1/15, 4.75%, 7/1/22	2,625	2,676,004
Texas, (NPFG), Prerefunded to 4/1/15, 5.00%, 4/1/29	250	252,082
West Virginia, (NPFG), Prerefunded to 11/1/18, 5.20%, 11/1/26	25	29,579

		$14,812,608

Insured-General Obligations — 2.4%
Long Beach, CA, Community College District, (Election of 2002), (NPFG), 0.00%, 5/1/23	$1,480	$1,221,636
Massachusetts, (AMBAC), 5.50%, 12/1/23	1,000	1,316,120
Rockland County, NY, (Public Improvement), (AGM), 4.00%, 5/1/22	2,375	2,665,795
Rockland County, NY, (Public Improvement), (AGM), 4.00%, 5/1/23	2,385	2,688,825
Sweetwater Union High School District, CA, (BAM), 5.00%, 8/1/23	760	946,322

		$8,838,698

Insured-Special Tax Revenue — 1.1%
Successor Agency to the Rancho Cucamonga Redevelopment Agency, CA, (AGM), 5.00%, 9/1/21	$1,900	$2,317,734
Successor Agency to the Rancho Cucamonga Redevelopment Agency, CA, (AGM), 5.00%, 9/1/23	1,350	1,686,947

		$4,004,681

Insured-Water and Sewer — 1.4%
King County, WA, Sewer Revenue, (AGM), 5.00%, 1/1/36	$1,640	$1,759,507
Massachusetts Water Resources Authority, (AGM), 5.50%, 8/1/20	2,000	2,472,940
New Mexico Finance Authority, (NPFG), 5.00%, 6/15/19	1,000	1,065,950

		$5,298,397

Security	Principal Amount (000’s omitted)	Value

Lease Revenue / Certificates of Participation — 2.4%
Cincinnati, OH, City School District, 5.00%, 12/15/29	$2,000	$2,352,700
Michigan Strategic Fund, Limited Obligation Revenue, (Facility for Rare Isotope Beams), 5.00%, 3/1/20	750	888,593
Michigan Strategic Fund, Limited Obligation Revenue, (Facility for Rare Isotope Beams), 5.00%, 3/1/22	750	918,337
Orange County, FL, School Board, 5.00%, 8/1/17	500	554,255
Orange County, FL, School Board, 5.00%, 8/1/18	500	572,045
South Dakota Building Authority, 5.00%, 6/1/26	1,000	1,236,560
South Dakota Building Authority, 5.00%, 6/1/27	500	611,930
South Dakota Building Authority, 5.00%, 6/1/32	1,500	1,784,340

		$8,918,760

Other Revenue — 2.4%
Bergen County, NJ, Improvement Authority, (East Rutherford Refunding Project), 5.00%, 12/15/25	$260	$340,132
Kansas Development Finance Authority, 5.00%, 5/1/24	2,500	2,966,225
Massachusetts Development Finance Agency, 5.00%, 5/1/32	1,000	1,177,190
Monmouth County Improvement Authority, NJ, 5.00%, 12/1/23	825	1,038,914
Texas Public Finance Authority, (Unemployment Compensation), 4.00%, 1/1/18	3,000	3,155,580

		$8,678,041

Public Power / Electric Utilities — 0.5%
Concord, NC, Limited Obligation Bonds, 5.00%, 6/1/26	$1,490	$1,841,059

		$1,841,059

Special Tax Revenue — 7.1%
Lafayette, LA, Sales Tax Revenue, 5.00%, 3/1/22	$1,000	$1,225,950
Marana, AZ, Excise Tax Revenue, 4.00%, 7/1/20	765	865,896
Massachusetts School Building Authority, Dedicated Sales Tax Revenue, 5.00%, 5/15/33	2,000	2,392,120
Mesa, AZ, 5.00%, 7/1/27	1,850	2,029,358
Metropolitan Pier & Exposition Authority, IL, (McCormick Place), 5.00%, 12/15/22	1,500	1,640,130
New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 2/15/23	500	594,540
New York Urban Development Corp., Personal Income Tax Revenue, 5.00%, 3/15/21	5,000	6,097,900
New York, NY, Transitional Finance Authority, (Future Tax), 5.00%, 11/1/31	3,220	3,865,642
Pinal County, AZ, 5.00%, 8/1/23	1,600	1,978,080
Pinal County, AZ, 5.00%, 8/1/24	2,000	2,498,760
Sales Tax Asset Receivables Corp., NY, 5.00%, 10/15/23	1,300	1,673,932
Southlake Parks Development Corp., TX, 3.00%, 2/15/21	1,340	1,460,238

		$26,322,546

21	See Notes to Financial Statements.

Eaton Vance

TABS Intermediate-Term Municipal Bond Fund

January 31, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation — 9.2%
Chicago, IL, Midway International Airport, 5.00%, 1/1/20	$525	$618,093
Chicago, IL, Midway International Airport, 5.00%, 1/1/21	820	977,366
Chicago, IL, Midway International Airport, 5.00%, 1/1/22	800	964,104
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.00%, 11/1/18	1,000	1,150,400
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.00%, 11/1/19	2,500	2,945,525
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.25%, 11/1/32	4,000	4,838,800
Delaware River and Bay Authority, 5.00%, 1/1/20	1,000	1,180,470
Delaware River and Bay Authority, 5.00%, 1/1/21	1,000	1,196,900
Florida Department of Transportation, 5.00%, 7/1/25	900	1,047,654
Louisiana Transportation Authority, 5.00%, 8/15/30	1,885	2,253,423
Louisiana Transportation Authority, 5.00%, 8/15/31	1,230	1,466,222
Louisiana Transportation Authority, 5.00%, 8/15/32	1,090	1,294,724
Massachusetts Transportation Fund, (Accelerated Bridge Program), 5.00%, 6/1/22	1,000	1,219,400
Metropolitan Transportation Authority, NY, 5.00%, 11/15/28	3,500	4,125,625
Metropolitan Transportation Authority, NY, 5.00%, 11/15/32	1,000	1,173,050
North Carolina, Grant Anticipation Revenue, 5.25%, 3/1/20	1,950	2,275,611
Virginia Transportation Board, 5.00%, 3/15/20	2,500	2,989,125
Wisconsin Department of Transportation, 5.00%, 7/1/23	2,000	2,338,920

		$34,055,412

Water and Sewer — 8.6%
Greater New Haven Water Pollution Control Authority, CT, 5.00%, 8/15/24	$300	$375,759
Greater New Haven Water Pollution Control Authority, CT, 5.00%, 8/15/29	600	723,798
Hamilton County, OH, Sewer System, 5.00%, 12/1/24	1,000	1,255,350
Hamilton County, OH, Sewer System, 5.00%, 12/1/28	2,210	2,705,217
Honolulu, HI, City and County Wastewater System, 5.00%, 7/1/22	1,000	1,161,050
Lakeland, FL, Water and Wastewater Revenue, 5.00%, 10/1/26	470	559,634
Louisville and Jefferson County, KY, Metro Government Board of Water Works, 5.00%, 11/15/16	5,295	5,731,361
Missouri Environmental Improvement and Energy Resources Authority, Water Revenue, 5.00%, 1/1/22	120	142,097
Mobile, AL, Water & Sewer Commissioners, 5.00%, 1/1/29	1,805	2,117,445
New York Environmental Facilities Corp., Clean Water and Drinking Water, 4.00%, 6/15/19	50	56,098
New York Environmental Facilities Corp., Clean Water and Drinking Water, 5.00%, 6/15/31	1,595	1,966,108
New York, NY, Municipal Water Finance Authority, Water and Sewer System, 5.00%, 6/15/20	775	929,450

Security	Principal Amount (000’s omitted)	Value

Water and Sewer (continued)
New York, NY, Municipal Water Finance Authority, Water and Sewer System, 5.00%, 6/15/30	$1,000	$1,167,330
New York, NY, Municipal Water Finance Authority, Water and Sewer System, Series DD, 5.00%, 6/15/35	5,200	6,157,268
New York, NY, Municipal Water Finance Authority, Water and Sewer System, Series EE, 5.00%, 6/15/35	1,155	1,367,624
Northeast Ohio Regional Sewer District, 5.00%, 11/15/38	1,000	1,175,490
Oklahoma City, OK, Water Utilities Trust, 5.00%, 7/1/27(1)	1,565	2,002,934
Rogers, AR, Water Revenue, 2.75%, 11/1/23	40	42,488
Westmoreland County, PA, Municipal Authority, Water and Sewer Revenue, 5.00%, 8/15/31	1,735	2,046,276

		$31,682,777

Water Revenue — 0.3%
New York Environmental Facilities Corp., 5.00%, 8/15/25	$1,000	$1,219,160

		$1,219,160

Total Tax-Exempt Investments — 93.0% (identified cost $322,905,743)		$343,341,135

Other Assets, Less Liabilities — 7.0%		$25,834,574

Net Assets — 100.0%		$369,175,709

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
BAM	–	Build America Mutual Assurance Co.
FGIC	–	Financial Guaranty Insurance Company
NPFG	–	National Public Finance Guaranty Corp.
PSF	–	Permanent School Fund

At January 31, 2015, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

New York	10.7%
Texas	10.6%
Others, representing less than 10% individually	71.7%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2015, 9.6% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.3% to 6.3% of total investments.

(1)	When-issued security.

22	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Long Term Fund

January 31, 2015

Portfolio of Investments

Tax-Exempt Investments — 89.4%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 0.2%
New York Environmental Facilities Corp., Revolving Fund Revenue, 5.00%, 6/15/29	$50	$57,982

		$57,982

Education — 4.2%
North Carolina Capital Facilities Finance Agency, (Davidson College), 5.00%, 3/1/29	$200	$235,692
North Carolina Capital Facilities Finance Agency, (Davidson College), 5.00%, 3/1/32	200	233,412
University of California, 5.125%, 5/15/29	80	93,386
University of Colorado, 5.00%, 6/1/31(1)	400	493,040
Washington State University, 5.00%, 4/1/32	15	17,052

		$1,072,582

Electric Utilities — 6.9%
Indianapolis, IN, Thermal Energy System, 5.00%, 10/1/32	$500	$588,425
South Carolina Public Service Authority, 5.00%, 12/1/38	750	877,260
Walnut Energy Center Authority, CA, 5.00%, 1/1/33	250	299,605

		$1,765,290

General Obligations — 41.6%
Addison, TX, 5.00%, 2/15/26	$270	$326,435
California, 5.00%, 12/1/43	750	883,485
Edgewood City, OH, School District, 5.25%, 12/1/33	500	599,955
Gladstone School District No. 115, Clackamas County, OR, 0.00%, 6/15/27	1,500	1,059,780
Grossmont Union High School District, CA, (Election of 2004), 0.00%, 8/1/32	1,000	525,950
Lakewood, OH, School District, 5.00%, 11/1/37	350	408,891
Leander Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/31	1,050	576,860
Leander Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/39	4,640	1,550,734
Milpitas, CA, Unified School District, (Election of 2012), 4.00%, 8/1/32	860	974,733
Mountain View-Los Altos, CA, Union High School District, 0.00%, 8/1/27	900	650,124
Shreveport, LA, 5.00%, 9/1/32	500	596,545
Telluride School District No. R-1, San Miguel County, CO, 5.00%, 12/1/34	425	514,242
Trussville, AL, 5.00%, 10/1/31	250	298,865
Umatilla County, OR, Pendleton School District No. 16R, 0.00%, 6/15/27	1,060	754,709

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Washington Suburban Sanitary District, MD, 4.00%, 6/1/27	$500	$578,165
Williamson County, TX, 5.00%, 2/15/28	300	371,724

		$10,671,197

Hospital — 10.0%
Charlotte-Mecklenburg, NC, Hospital Authority, 5.125%, 1/15/37	$40	$44,977
Massachusetts Development Finance Agency, (Children’s Hospital), 5.00%, 10/1/34	250	301,950
Massachusetts Health and Educational Facilities Authority, (Partners HealthCare Systems), 5.00%, 7/1/32	300	327,480
Michigan Finance Authority, (Trinity Health Credit Group), 5.00%, 12/1/35	500	567,325
Wisconsin Health and Educational Facilities Authority, (Ascension Health Senior Credit Group), 5.00%, 11/15/33	650	743,776
Wisconsin Health and Educational Facilities Authority, (Ministry Health Care), 5.00%, 8/15/32	500	571,210

		$2,556,718

Lease Revenue / Certificates of Participation — 6.0%
Pasadena, CA, Public Financing Authority, (Rose Bowl Renovation), 0.00%, 3/1/32	$1,500	$769,500
South Dakota Building Authority, 5.00%, 6/1/27	635	777,151

		$1,546,651

Other Revenue — 1.2%
California Infrastructure and Economic Development Bank, 5.00%, 10/1/32	$250	$300,810

		$300,810

Special Tax Revenue — 2.4%
Tennessee, 5.00%, 9/1/33	$500	$616,990

		$616,990

Transportation — 5.9%
Kentucky Turnpike Authority, Economic Development Road, (Revitalization Project), 5.00%, 7/1/33	$500	$594,785
Metropolitan Transportation Authority, NY, 5.00%, 11/15/41	750	860,797
Texas Transportation Commission, 5.00%, 4/1/33	50	60,733

		$1,516,315

Water and Sewer — 9.8%
Greater New Haven Water Pollution Control Authority, CT, 5.00%, 8/15/29	$500	$603,165

23	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Long Term Fund

January 31, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Water and Sewer (continued)
New York Environmental Facilities Corp., Clean Water and Drinking Water, 5.00%, 6/15/31	$150	$184,900
New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 5.00%, 6/15/37	500	543,805
New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 5.00%, 6/15/45	500	572,645
New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 5.50%, 6/15/22	25	28,992
Northeast Ohio Regional Sewer District, 5.00%, 11/15/38	500	587,745

		$2,521,252

Water Revenue — 1.2%
South Dakota Conservancy District, (Revolving Fund Program), 5.00%, 8/1/27	$250	$303,825

		$303,825

Total Tax-Exempt Investments — 89.4% (identified cost $20,818,918)		$22,929,612

Other Assets, Less Liabilities — 10.6%		$2,712,719

Net Assets — 100.0%		$25,642,331

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

PSF	–	Permanent School Fund

At January 31, 2015, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

California	17.5%
Texas	11.3%
Others, representing less than 10% individually	60.6%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality.

(1)	When-issued security.

24	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2015

Statements of Assets and Liabilities

	January 31, 2015
Assets	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund	Long Term Fund
Investments —
Identified cost	$561,461,667	$322,905,743	$20,818,918
Unrealized appreciation	24,371,898	20,435,392	2,110,694
Investments, at value	$585,833,565	$343,341,135	$22,929,612
Cash	$5,301,273	$33,619,290	$2,736,363
Interest receivable	6,007,442	3,341,694	178,259
Receivable for investments sold	3,919,595	232,668	—
Receivable for Fund shares sold	2,211,669	1,396,758	352,414
Receivable from affiliate	—	60,734	16,138
Total assets	$603,273,544	$381,992,279	$26,212,786

Liabilities
Payable for when-issued securities	$6,763,018	$11,748,732	$491,280
Payable for Fund shares redeemed	3,578,092	421,307	12,585
Distributions payable	134,580	327,296	13,849
Payable to affiliates:
Investment adviser and administration fee	277,807	182,565	12,340
Distribution and service fees	143,318	43,714	3,424
Accrued expenses	125,363	92,956	36,977
Total liabilities	$11,022,178	$12,816,570	$570,455
Net Assets	$592,251,366	$369,175,709	$25,642,331

Sources of Net Assets
Paid-in capital	$567,588,929	$351,339,289	$23,771,084
Accumulated net realized gain (loss)	357,845	(2,584,513)	(238,854)
Accumulated distributions in excess of net investment income	(67,306)	(14,459)	(593)
Net unrealized appreciation	24,371,898	20,435,392	2,110,694
Net Assets	$592,251,366	$369,175,709	$25,642,331

Class A Shares
Net Assets	$243,949,565	$58,615,973	$7,908,588
Shares Outstanding	22,706,885	4,758,474	654,945
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.74	$12.32	$12.08
Maximum Offering Price Per Share
(100 ÷ 97.75, 97.75 and 95.25, respectively, of net asset value per share)	$10.99	$12.60	$12.68

Class C Shares
Net Assets	$106,273,027	$37,435,004	$2,389,537
Shares Outstanding	9,913,908	3,040,001	197,989
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.72	$12.31	$12.07

Class I Shares
Net Assets	$242,028,774	$273,124,732	$15,344,206
Shares Outstanding	22,521,803	22,152,965	1,271,201
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.75	$12.33	$12.07

On sales of $50,000 or more for Long Term Fund and $100,000 or more for Short-Term Municipal Bond Fund and Intermediate-Term Municipal Bond Fund, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

25	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2015

Statements of Operations

	Year Ended January 31, 2015
Investment Income	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund	Long Term Fund
Interest	$12,875,557	$8,050,759	$723,886
Total investment income	$12,875,557	$8,050,759	$723,886

Expenses
Investment adviser and administration fee	$3,494,661	$1,921,701	$123,776
Distribution and service fees
Class A	718,878	159,100	14,071
Class C	1,215,788	344,875	22,504
Trustees’ fees and expenses	29,127	15,938	1,507
Custodian fee	152,207	85,098	21,511
Transfer and dividend disbursing agent fees	212,137	170,567	7,554
Legal and accounting services	52,957	48,479	29,235
Printing and postage	47,447	30,460	9,309
Registration fees	70,261	92,658	43,647
Miscellaneous	70,707	41,789	16,835
Total expenses	$6,064,170	$2,910,665	$289,949
Deduct —
Reduction of custodian fee	$5,682	$6,272	$351
Allocation of expenses to affiliate	—	266,336	115,329
Total expense reductions	$5,682	$272,608	$115,680

Net expenses	$6,058,488	$2,638,057	$174,269

Net investment income	$6,817,069	$5,412,702	$549,617

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$3,749,518	$5,884,325	$836,837
Net realized gain	$3,749,518	$5,884,325	$836,837
Change in unrealized appreciation (depreciation) —
Investments	$6,563,573	$13,550,306	$1,471,461
Net change in unrealized appreciation (depreciation)	$6,563,573	$13,550,306	$1,471,461

Net realized and unrealized gain	$10,313,091	$19,434,631	$2,308,298

Net increase in net assets from operations	$17,130,160	$24,847,333	$2,857,915

26	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2015

Statements of Changes in Net Assets

	Year Ended January 31, 2015
Increase (Decrease) in Net Assets	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund	Long Term Fund
From operations —
Net investment income	$6,817,069	$5,412,702	$549,617
Net realized gain from investment transactions	3,749,518	5,884,325	836,837
Net change in unrealized appreciation (depreciation) from investments	6,563,573	13,550,306	1,471,461
Net increase in net assets from operations	$17,130,160	$24,847,333	$2,857,915
Distributions to shareholders —
From net investment income
Class A	$(3,216,135)	$(1,017,096)	$(145,068)
Class C	(450,854)	(292,442)	(41,375)
Class I	(3,136,961)	(4,097,324)	(360,203)
From net realized gain
Class A	(360,918)	—	—
Class C	(159,846)	—	—
Class I	(349,449)	—	—
Total distributions to shareholders	$(7,674,163)	$(5,406,862)	$(546,646)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$36,242,226	$22,404,741	$4,862,117
Class C	6,647,343	9,824,971	950,779
Class I	99,730,371	136,696,572	6,298,684
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	3,054,342	715,727	144,064
Class C	512,032	134,793	40,677
Class I	2,140,497	964,737	191,016
Cost of shares redeemed
Class A	(131,180,326)	(37,147,802)	(3,098,044)
Class C	(44,765,747)	(9,055,659)	(984,832)
Class I	(90,672,804)	(61,757,327)	(2,257,765)
Net increase (decrease) in net assets from Fund share transactions	$(118,292,066)	$62,780,753	$6,146,696

Net increase (decrease) in net assets	$(108,836,069)	$82,221,224	$8,457,965

Net Assets
At beginning of year	$701,087,435	$286,954,485	$17,184,366
At end of year	$592,251,366	$369,175,709	$25,642,331

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(67,306)	$(14,459)	$(593)

27	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2015

Statements of Changes in Net Assets — continued

	Year Ended January 31, 2014
Increase (Decrease) in Net Assets	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund	Long Term Fund
From operations —
Net investment income	$5,685,220	$4,302,401	$438,626
Net realized loss from investment transactions	(2,391,196)	(8,484,478)	(1,080,615)
Net change in unrealized appreciation (depreciation) from investments	(6,138,712)	(1,135,021)	(70,965)
Net decrease in net assets from operations	$(2,844,688)	$(5,317,098)	$(712,954)
Distributions to shareholders —
From net investment income
Class A	$(2,942,479)	$(1,075,704)	$(145,474)
Class C	(7,494)	(187,427)	(39,972)
Class I	(2,723,791)	(3,033,094)	(251,857)
From net realized gain
Class A	(580,739)	(355,455)	(202,602)
Class C	(260,956)	(173,086)	(98,225)
Class I	(400,944)	(792,514)	(359,727)
Total distributions to shareholders	$(6,916,403)	$(5,617,280)	$(1,097,857)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$85,829,422	$35,338,281	$4,466,370
Class C	23,572,306	8,096,053	589,848
Class I	104,073,452	111,827,074	4,415,447
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	3,076,804	1,098,276	345,999
Class C	228,670	181,812	135,077
Class I	1,839,490	872,821	289,878
Cost of shares redeemed
Class A	(268,564,898)	(79,775,352)	(13,070,023)
Class C	(103,510,175)	(30,128,282)	(3,061,231)
Class I	(211,980,113)	(176,084,445)	(4,567,135)
Net decrease in net assets from Fund share transactions	$(365,435,042)	$(128,573,762)	$(10,455,770)

Net decrease in net assets	$(375,196,133)	$(139,508,140)	$(12,266,581)

Net Assets
At beginning of year	$1,076,283,568	$426,462,625	$29,450,947
At end of year	$701,087,435	$286,954,485	$17,184,366

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(67,307)	$(10,959)	$(43)

28	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2015

Financial Highlights

	Short-Term Municipal Bond Fund — Class A
	Year Ended January 31,
	2015		2014		2013		2012		2011
Net asset value — Beginning of year	$10.580		$10.660		$10.810		$10.230		$10.260

Income (Loss) From Operations
Net investment income	$0.122		$0.081		$0.060		$0.078		$0.090
Net realized and unrealized gain (loss)	0.173		(0.069)		0.069		0.626		0.084	(1)

Total income from operations	$0.295		$0.012		$0.129		$0.704		$0.174

Less Distributions
From net investment income	$(0.119)		$(0.077)		$(0.054)		$(0.078)		$(0.090)
From net realized gain	(0.016)		(0.015)		(0.225)		(0.046)		(0.114)

Total distributions	$(0.135)		$(0.092)		$(0.279)		$(0.124)		$(0.204)

Net asset value — End of year	$10.740		$10.580		$10.660		$10.810		$10.230

Total Return(2)	2.80%		0.12%		1.20%		6.92%		1.69%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$243,950		$331,625		$515,694		$492,264		$473,976
Ratios (as a percentage of average daily net assets):
Expenses	0.90	%(3)	0.90	%(3)	0.88	%(4)	0.89	%(3)	0.90	%(4)
Net investment income	1.12%		0.72%		0.54%		0.74%		0.83%
Portfolio Turnover	33%		82%		72%		80%		107%

(1)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Expenses after custodian fee reduction were 0.87% and 0.89% for the years ended January 31, 2013 and 2011, respectively.

29	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2015

Financial Highlights — continued

	Short-Term Municipal Bond Fund — Class C
	Year Ended January 31,
	2015		2014		2013		2012		2011
Net asset value — Beginning of year	$10.560		$10.640		$10.820		$10.240		$10.270

Income (Loss) From Operations
Net investment income (loss)	$0.040	(1)	$(0.017)		$(0.020)		$(0.001)		$0.011
Net realized and unrealized gain (loss)	0.175		(0.048)		0.065		0.629		0.085	(2)

Total income (loss) from operations	$0.215		$(0.065)		$0.045		$0.628		$0.096

Less Distributions
From net investment income	$(0.039)		$(0.000	)(3)	$—		$(0.002)		$(0.012)
From net realized gain	(0.016)		(0.015)		(0.225)		(0.046)		(0.114)

Total distributions	$(0.055)		$(0.015)		$(0.225)		$(0.048)		$(0.126)

Net asset value — End of year	$10.720		$10.560		$10.640		$10.820		$10.240

Total Return(4)	2.04%		(0.61)%		0.41%		6.14%		0.93%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$106,273		$142,087		$223,992		$185,291		$150,490
Ratios (as a percentage of average daily net assets):
Expenses	1.65	%(5)	1.65	%(5)	1.63	%(6)	1.64	%(5)	1.64	%(6)
Net investment income (loss)	0.37%		(0.03)%		(0.21)%		(0.01)%		0.08%
Portfolio Turnover	33%		82%		72%		80%		107%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Amount is less than $(0.0005).

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Expenses after custodian fee reduction were 1.62% and 1.63% for the years ended January 31, 2013 and 2011, respectively.

30	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2015

Financial Highlights — continued

	Short-Term Municipal Bond Fund — Class I
	Year Ended January 31,
	2015		2014		2013		2012		2011
Net asset value — Beginning of year	$10.590		$10.660		$10.810		$10.230		$10.260

Income (Loss) From Operations
Net investment income	$0.145		$0.107		$0.088		$0.105		$0.119
Net realized and unrealized gain (loss)	0.177		(0.059)		0.068		0.626		0.082	(1)

Total income from operations	$0.322		$0.048		$0.156		$0.731		$0.201

Less Distributions
From net investment income	$(0.146)		$(0.103)		$(0.081)		$(0.105)		$(0.117)
From net realized gain	(0.016)		(0.015)		(0.225)		(0.046)		(0.114)

Total distributions	$(0.162)		$(0.118)		$(0.306)		$(0.151)		$(0.231)

Net asset value — End of year	$10.750		$10.590		$10.660		$10.810		$10.230

Total Return(2)	3.06%		0.46%		1.45%		7.18%		1.94%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$242,029		$227,375		$336,597		$310,609		$246,296
Ratios (as a percentage of average daily net assets):
Expenses	0.65	%(3)	0.65	%(3)	0.63	%(4)	0.64	%(3)	0.65	%(4)
Net investment income	1.37%		0.97%		0.79%		0.99%		1.09%
Portfolio Turnover	33%		82%		72%		80%		107%

(1)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Expenses after custodian fee reduction were 0.62% and 0.64% for the years ended January 31, 2013 and 2011, respectively.

31	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2015

Financial Highlights — continued

	Intermediate-Term Municipal Bond Fund — Class A
	Year Ended January 31,
	2015		2014		2013		2012		2011
Net asset value — Beginning of year	$11.600		$11.840		$11.780		$10.380		$10.000

Income (Loss) From Operations
Net investment income	$0.191		$0.141		$0.097		$0.152		$0.131
Net realized and unrealized gain (loss)	0.720		(0.197)		0.231		1.451		0.406	(1)

Total income (loss) from operations	$0.911		$(0.056)		$0.328		$1.603		$0.537

Less Distributions
From net investment income	$(0.191)		$(0.141)		$(0.097)		$(0.152)		$(0.131)
From net realized gain	—		(0.043)		(0.171)		(0.051)		(0.026)

Total distributions	$(0.191)		$(0.184)		$(0.268)		$(0.203)		$(0.157)

Net asset value — End of year	$12.320		$11.600		$11.840		$11.780		$10.380

Total Return(2)	7.91%		(0.44)%		2.79%		15.58%		5.38%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$58,616		$68,873		$115,170		$67,785		$3,972
Ratios (as a percentage of average daily net assets):
Expenses(3)	0.92	%(4)	0.95	%(4)	0.96	%(5)	0.95	%(4)	0.96	%(5)
Net investment income	1.60%		1.16%		0.80%		1.14%		1.26%
Portfolio Turnover	77%		145%		103%		125%		202%

(1)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator subsidized certain operating expenses equal to 0.08%, 0.05%, 0.05%, 0.16% and 0.68% of average daily net assets for the years ended January 31, 2015, 2014, 2013, 2012 and 2011, respectively. Absent this subsidy, total return would be lower.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Expenses after custodian fee reduction were 0.95% and 0.95% for the years ended January 31, 2013 and 2011, respectively.

32	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2015

Financial Highlights — continued

	Intermediate-Term Municipal Bond Fund — Class C
	Year Ended January 31,
	2015		2014		2013		2012		2011
Net asset value — Beginning of year	$11.600		$11.830		$11.780		$10.380		$10.000

Income (Loss) From Operations
Net investment income	$0.102		$0.051		$0.008		$0.071		$0.057
Net realized and unrealized gain (loss)	0.709		(0.184)		0.225		1.451		0.406	(1)

Total income (loss) from operations	$0.811		$(0.133)		$0.233		$1.522		$0.463

Less Distributions
From net investment income	$(0.101)		$(0.054)		$(0.012)		$(0.071)		$(0.057)
From net realized gain	—		(0.043)		(0.171)		(0.051)		(0.026)

Total distributions	$(0.101)		$(0.097)		$(0.183)		$(0.122)		$(0.083)

Net asset value — End of year	$12.310		$11.600		$11.830		$11.780		$10.380

Total Return(2)	7.02%		(1.10)%		1.98%		14.73%		4.63%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$37,435		$34,434		$57,816		$25,215		$1,216
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.67	%(4)	1.70	%(4)	1.71	%(5)	1.70	%(4)	1.71	%(5)
Net investment income	0.85%		0.40%		0.04%		0.45%		0.58%
Portfolio Turnover	77%		145%		103%		125%		202%

(1)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator subsidized certain operating expenses equal to 0.08%, 0.05%, 0.05%, 0.16% and 0.68% of average daily net assets for the years ended January 31, 2015, 2014, 2013, 2012 and 2011, respectively. Absent this subsidy, total return would be lower.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Expenses after custodian fee reduction were 1.70% and 1.70% for the years ended January 31, 2013 and 2011, respectively.

33	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2015

Financial Highlights — continued

	Intermediate-Term Municipal Bond Fund — Class I
	Year Ended January 31,
	2015		2014		2013		2012		2011
Net asset value — Beginning of year	$11.610		$11.850		$11.790		$10.380		$10.000

Income (Loss) From Operations
Net investment income	$0.221		$0.169		$0.127		$0.181		$0.155
Net realized and unrealized gain (loss)	0.720		(0.197)		0.231		1.461		0.406	(1)

Total income (loss) from operations	$0.941		$(0.028)		$0.358		$1.642		$0.561

Less Distributions
From net investment income	$(0.221)		$(0.169)		$(0.127)		$(0.181)		$(0.155)
From net realized gain	—		(0.043)		(0.171)		(0.051)		(0.026)

Total distributions	$(0.221)		$(0.212)		$(0.298)		$(0.232)		$(0.181)

Net asset value — End of year	$12.330		$11.610		$11.850		$11.790		$10.380

Total Return(2)	8.17%		(0.19)%		3.05%		15.97%		5.62%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$273,125		$183,648		$253,476		$107,826		$52,224
Ratios (as a percentage of average daily net assets):
Expenses(3)	0.67	%(4)	0.70	%(4)	0.71	%(5)	0.70	%(4)	0.71	%(5)
Net investment income	1.84%		1.41%		1.04%		1.58%		1.24%
Portfolio Turnover	77%		145%		103%		125%		202%

(1)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator subsidized certain operating expenses equal to 0.08%, 0.05%, 0.05%, 0.16% and 0.68% of average daily net assets for the years ended January 31, 2015, 2014, 2013, 2012 and 2011, respectively. Absent this subsidy, total return would be lower.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Expenses after custodian fee reduction were 0.70% and 0.70% for the years ended January 31, 2013 and 2011, respectively.

34	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2015

Financial Highlights — continued

	Long Term Fund — Class A
	Year Ended January 31,
	2015		2014		2013		2012		2011
Net asset value — Beginning of year	$10.800		$11.560		$11.710		$9.810		$10.000

Income (Loss) From Operations
Net investment income	$0.293		$0.235		$0.182		$0.249		$0.268
Net realized and unrealized gain (loss)	1.280		(0.407)		0.582		1.929		0.056	(1)

Total income (loss) from operations	$1.573		$(0.172)		$0.764		$2.178		$0.324

Less Distributions
From net investment income	$(0.293)		$(0.235)		$(0.182)		$(0.249)		$(0.267)
From net realized gain	—		(0.353)		(0.732)		(0.029)		(0.247)

Total distributions	$(0.293)		$(0.588)		$(0.914)		$(0.278)		$(0.514)

Net asset value — End of year	$12.080		$10.800		$11.560		$11.710		$9.810

Total Return(2)	14.75%		(1.25)%		6.55%		22.53%		3.21%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$7,909		$5,362		$14,340		$16,143		$149
Ratios (as a percentage of average daily net assets):
Expenses(3)	0.92	%(4)	0.96	%(5)	0.96	%(5)	0.95	%(4)	0.95	%(4)
Net investment income	2.59%		1.89%		1.53%		1.57%		2.65%
Portfolio Turnover	122%		280%		211%		239%		200%

(1)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator subsidized certain operating expenses equal to 0.56%, 0.49%, 0.35%, 1.21% and 7.17% of average daily net assets for the years ended January 31, 2015, 2014, 2013, 2012 and 2011, respectively. Absent this subsidy, total return would be lower.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Expenses after custodian fee reduction were 0.95% and 0.95% for the years ended January 31, 2014 and 2013, respectively.

35	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2015

Financial Highlights — continued

	Long Term Fund — Class C
	Year Ended January 31,
	2015		2014		2013		2012		2011
Net asset value — Beginning of year	$10.790		$11.550		$11.710		$9.810		$10.000

Income (Loss) From Operations
Net investment income	$0.208		$0.152		$0.093		$0.172		$0.192
Net realized and unrealized gain (loss)	1.280		(0.406)		0.573		1.929		0.056	(1)

Total income (loss) from operations	$1.488		$(0.254)		$0.666		$2.101		$0.248

Less Distributions
From net investment income	$(0.208)		$(0.153)		$(0.094)		$(0.172)		$(0.191)
From net realized gain	—		(0.353)		(0.732)		(0.029)		(0.247)

Total distributions	$(0.208)		$(0.506)		$(0.826)		$(0.201)		$(0.438)

Net asset value — End of year	$12.070		$10.790		$11.550		$11.710		$9.810

Total Return(2)	13.92%		(1.99)%		5.76%		21.54%		2.44%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,390		$2,132		$4,764		$547		$141
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.67	%(4)	1.71	%(5)	1.71	%(5)	1.70	%(4)	1.70	%(4)
Net investment income	1.85%		1.22%		0.66%		1.36%		1.88%
Portfolio Turnover	122%		280%		211%		239%		200%

(1)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator subsidized certain operating expenses equal to 0.56%, 0.49%, 0.36%, 1.21% and 7.17% of average daily net assets for the years ended January 31, 2015, 2014, 2013, 2012 and 2011, respectively. Absent this subsidy, total return would be lower.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Expenses after custodian fee reduction were 1.70% and 1.70% for the years ended January 31, 2014 and 2013, respectively.

36	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2015

Financial Highlights — continued

	Long Term Fund — Class I
	Year Ended January 31,
	2015		2014		2013		2012		2011
Net asset value — Beginning of year	$10.790		$11.550		$11.710		$9.810		$10.000

Income (Loss) From Operations
Net investment income	$0.322		$0.262		$0.212		$0.274		$0.294
Net realized and unrealized gain (loss)	1.280		(0.407)		0.572		1.929		0.056	(1)

Total income (loss) from operations	$1.602		$(0.145)		$0.784		$2.203		$0.350

Less Distributions
From net investment income	$(0.322)		$(0.262)		$(0.212)		$(0.274)		$(0.293)
From net realized gain	—		(0.353)		(0.732)		(0.029)		(0.247)

Total distributions	$(0.322)		$(0.615)		$(0.944)		$(0.303)		$(0.540)

Net asset value — End of year	$12.070		$10.790		$11.550		$11.710		$9.810

Total Return(2)	15.05%		(1.02)%		6.82%		22.71%		3.47%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$15,344		$9,690		$10,347		$25,848		$1,958
Ratios (as a percentage of average daily net assets):
Expenses(3)	0.67	%(4)	0.71	%(5)	0.71	%(5)	0.70	%(4)	0.70	%(4)
Net investment income	2.83%		2.41%		1.83%		2.05%		2.86%
Portfolio Turnover	122%		280%		211%		239%		200%

(1)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator subsidized certain operating expenses equal to 0.56%, 0.49%, 0.34%, 1.21% and 7.17% of average daily net assets for the years ended January 31, 2015, 2014, 2013, 2012 and 2011, respectively. Absent this subsidy, total return would be lower.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Expenses after custodian fee reduction were 0.70% and 0.70% for the years ended January 31, 2014 and 2013, respectively.

37	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Municipals Trust II (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust presently consists of four funds, three of which, each diversified, are included in these financial statements. They include Eaton Vance TABS Short-Term Municipal Bond Fund (formerly, Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund) (Short-Term Municipal Bond Fund), Eaton Vance TABS Intermediate-Term Municipal Bond Fund (formerly, Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund) (Intermediate-Term Municipal Bond Fund) and Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund (Long Term Fund), (each individually referred to as the Fund, and collectively, the Funds). The Funds’ investment objective is to seek after-tax total return. The Funds offer three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of January 31, 2015, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund’s custodian fees are reported as a reduction of expenses in the Statements of Operations.

38

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2015

Notes to Financial Statements — continued

F  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

I  When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

The net investment income of the each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2015 and January 31, 2014 was as follows:

	Year Ended January 31, 2015
	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund	Long Term Fund

Distributions declared from:
Tax-exempt income	$6,792,220	$5,406,862	$546,646
Ordinary income	$11,730	$—	$—
Long-term capital gains	$870,213	$—	$—

39

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2015

Notes to Financial Statements — continued

	Year Ended January 31, 2014
	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund	Long Term Fund

Distributions declared from:
Tax-exempt income	$5,662,041	$4,301,320	$437,522
Ordinary income	$610,415	$942,864	$371,529
Long-term capital gains	$643,947	$373,096	$288,806

During the year ended January 31, 2015, the following amounts were reclassified due to differences between book and tax accounting, primarily for accretion of market discount and for the Short-Term Municipal Bond Fund, its use of equalization accounting.

	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund	Long Term Fund

Change in:
Paid-in capital	$176,323	$—	$—
Accumulated net realized gain (loss)	$(163,205)	$9,340	$3,521
Accumulated distributions in excess of net investment income	$(13,118)	$(9,340)	$(3,521)

Tax equalization accounting allows the Funds to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of January 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund	Long Term Fund
Undistributed tax-exempt income	$67,274	$312,837	$13,256
Undistributed long-term capital gains	$325,750	$—	$—
Deferred capital losses	$—	$(2,590,174)	$(241,710)
Net unrealized appreciation	$24,403,993	$20,441,053	$2,113,550
Other temporary differences	$(134,580)	$(327,296)	$(13,849)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Asset and Liabilities are primarily due to the timing of recognizing distributions to shareholders and accretion of market discount.

At January 31, 2015, the following Funds, for federal income tax purposes, had deferred capital losses which will reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Funds’ next taxable year and retain the same short-term or long-term character as when originally deferred.

The amounts of the deferred capital losses are as follows:

	Intermediate- Term Municipal Bond Fund	Long Term Fund

Short-term deferred capital losses	$2,590,174	$241,710

40

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2015

Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of each Fund at January 31, 2015, as determined on a federal income tax basis, were as follows:

	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund	Long Term Fund

Aggregate cost	$561,429,572	$322,900,082	$20,816,062

Gross unrealized appreciation	$24,403,993	$20,441,053	$2,113,550
Gross unrealized depreciation	—	—	—

Net unrealized appreciation	$24,403,993	$20,441,053	$2,113,550

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to each Fund. The fee is based upon a percentage of average daily net assets as presented in the following table and is payable monthly.

	Annual Asset Rate
Daily Net Assets	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund	Long Term Fund

Up to $500 million	0.55%	0.60%	0.60%
$500 million up to $1 billion	0.54%	0.60%	0.60%

On average daily net assets of $1 billion or more, the rates are reduced. For the year ended January 31, 2015, investment adviser and administration fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:

	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund	Long Term Fund

Investment Adviser and Administration Fee	$3,494,661	$1,921,701	$123,776
Effective Annual Rate	0.55%	0.60%	0.60%

For Intermediate-Term Municipal Bond Fund and Long Term Fund, EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.90%, 1.65% and 0.65% (0.95%, 1.70% and 0.70% prior to June 1, 2014) of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. These agreements may be changed or terminated after May 31, 2015. Pursuant to these agreements, EVM was allocated $266,336 and $115,329, respectively, of Intermediate-Term Municipal Bond Fund’s and Long Term Fund’s operating expenses for the year ended January 31, 2015.

EVM provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charges on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

41

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2015

Notes to Financial Statements — continued

Sub-transfer agent fees earned by EVM, which are included in transfer and dividend disbursing agent fees on the Statements of Operations, and Class A sales charges that the Funds were informed were received by EVD for the year ended January 31, 2015 were as follows:

	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund	Long Term Fund

EVM’s Sub-Transfer Agent Fees	$3,313	$1,303	$515
EVD’s Class A Sales Charges	$5,659	$5,860	$2,995

Trustees and officers of the Funds who are members of EVM’s organization receive remuneration for their services to the Funds out of the investment adviser and administration fee. Trustees of the Funds who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of EVM.

4  Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2015 for Class A shares amounted to the following:

	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund	Long Term Fund

Class A Distribution and Service Fees	$718,878	$159,100	$14,071

Each Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Funds. For the year ended January 31, 2015, the Funds paid or accrued to EVD the following distribution fees:

	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund	Long Term Fund

Class C Distribution Fees	$911,841	$258,656	$16,878

Pursuant to the Class C Plan, the Funds also make payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of the average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended January 31, 2015 amounted to the following:

	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund	Long Term Fund

Class C Service Fees	$303,947	$86,219	$5,626

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

42

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2015

Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended January 31, 2015, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A and Class C shareholders:

	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund	Long Term Fund

Class A	$9,000	$20,000	$—
Class C	$9,000	$10	$—

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended January 31, 2015 were as follows:

	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund	Long Term Fund

Purchases	$206,051,129	$295,444,372	$28,103,520
Sales	$305,124,295	$233,811,181	$24,202,810

7  Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

Short-Term Municipal Bond Fund
	Year Ended January 31, 2015
	Class A	Class C	Class I

Sales	3,407,571	626,175	9,357,723
Issued to shareholders electing to receive payments of distributions in Fund shares	286,658	48,151	200,734
Redemptions	(12,321,631)	(4,215,813)	(8,515,072)

Net increase (decrease)	(8,627,402)	(3,541,487)	1,043,385

	Year Ended January 31, 2014
	Class A	Class C	Class I

Sales	8,132,945	2,232,137	9,841,829
Issued to shareholders electing to receive payments of distributions in Fund shares	292,213	21,930	174,551
Redemptions	(25,461,178)	(9,849,619)	(20,099,982)

Net decrease	(17,036,020)	(7,595,552)	(10,083,602)

43

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2015

Notes to Financial Statements — continued

Intermediate-Term Municipal Bond Fund
	Year Ended January 31, 2015
	Class A	Class C	Class I

Sales	1,882,799	821,312	11,424,387
Issued to shareholders electing to receive payments of distributions in Fund shares	59,954	11,275	80,335
Redemptions	(3,122,032)	(762,072)	(5,169,721)

Net increase (decrease)	(1,179,279)	70,515	6,335,001

	Year Ended January 31, 2014
	Class A	Class C	Class I

Sales	3,051,743	693,486	9,639,318
Issued to shareholders electing to receive payments of distributions in Fund shares	95,932	16,005	75,958
Redemptions	(6,939,785)	(2,626,036)	(15,291,701)

Net decrease	(3,792,110)	(1,916,545)	(5,576,425)

Long Term Fund
	Year Ended January 31, 2015
	Class A	Class C	Class I

Sales	418,466	82,599	553,610
Issued to shareholders electing to receive payments of distributions in Fund shares	12,609	3,566	16,612
Redemptions	(272,858)	(85,809)	(196,981)

Net increase	158,217	356	373,241

	Year Ended January 31, 2014
	Class A	Class C	Class I

Sales	409,064	52,619	401,576
Issued to shareholders electing to receive payments of distributions in Fund shares	32,781	12,948	27,636
Redemptions	(1,185,660)	(280,259)	(426,741)

Net increase (decrease)	(743,815)	(214,692)	2,471

At January 31, 2015, EVM owned 24.6% of the value of the outstanding shares of Long Term Fund.

8  Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time. The Funds did not have any significant borrowings or allocated fees during the year ended January 31, 2015.

44

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2015

Notes to Financial Statements — continued

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2015, the hierarchy of inputs used in valuing the Funds’ investments, which are carried at value, were as follows:

Short-Term Municipal Bond Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$585,588,713	$—	$585,588,713
Taxable Municipal Securities	—	244,852	—	244,852

Total Investments	$—	$585,833,565	$—	$585,833,565

Intermediate-Term Municipal Bond Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$343,341,135	$—	$343,341,135

Total Investments	$—	$343,341,135	$—	$343,341,135

Long Term Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$22,929,612	$—	$22,929,612

Total Investments	$—	$22,929,612	$—	$22,929,612

The Funds held no investments or other financial instruments as of January 31, 2014 whose fair value was determined using Level 3 inputs. At January 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

10  Name Change

Effective February 17, 2015, the name of Eaton Vance TABS Short-Term Municipal Bond Fund was changed from Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund and Eaton Vance TABS Intermediate-Term Municipal Bond Fund was changed from Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund.

11  Subsequent Event

Effective April 15, 2015, the investment objective of Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund will change from seeking after-tax total return to seeking current income exempt from regular federal income tax and the Fund will invest principally in a laddered portfolio of municipal obligations. In connection with the change in the Fund’s investment objective and principal investment strategies, the name of the Fund will change to Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund.

45

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust II and Shareholders of Eaton Vance TABS Short-Term Municipal Bond Fund (formerly, Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund), Eaton Vance TABS Intermediate-Term Municipal Bond Fund (formerly, Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund), and Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund:

We have audited the accompanying statements of assets and liabilities of Eaton Vance TABS Short-Term Municipal Bond Fund (formerly, Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund), Eaton Vance TABS Intermediate-Term Municipal Bond Fund (formerly, Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund), and Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund (collectively, the “Funds”) (certain of the funds constituting Eaton Vance Municipals Trust II), including the portfolios of investments, as of January 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Eaton Vance TABS Short-Term Municipal Bond Fund, Eaton Vance TABS Intermediate-Term Municipal Bond Fund, and Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund as of January 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 19, 2015

46

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in a Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends and capital gains dividends.

Exempt-Interest Dividends.  For the fiscal year ended January 31, 2015, the Funds designate the following percentages of distributions from net investment income as exempt-interest dividends:

TABS Short-Term Municipal Bond Fund	99.83%
TABS Intermediate-Term Municipal Bond Fund	100.00%
Tax-Advantaged Bond Strategies Long Term Fund	100.00%

Capital Gains Dividends.  The TABS Short-Term Municipal Bond Fund hereby designates as capital gains dividend with respect to the taxable year ended January 31, 2015, $1,372,286 or, if subsequently determined to be different, the net capital gain of such year.

47

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipals Trust II (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Funds’ principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 178 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

48

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.

49

Eaton Vance

Tax-Advantaged Bond Strategies Funds

January 31, 2015

Management and Organization — continued

(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

50

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

51

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Offices of the Funds

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

6096 1.31.15

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

Eaton Vance High Yield Municipal Income Fund, Eaton Vance TABS Intermediate-Term Municipal Bond Fund (formerly, Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund), Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund, and Eaton Vance TABS Short-Term Municipal Bond Fund (formerly, Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund) (the “Fund(s)”) are series of Eaton Vance Municipals Trust II (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 4 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company.

The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended January 31, 2014 and January 31, 2015 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance High Yield Municipal Income Fund

Fiscal Years Ended	1/31/14	1/31/15
Audit Fees	$78,370	$79,370
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$14,740	$15,520
All Other Fees(3)	$0	$0

Total	$93,110	$94,890

Eaton Vance TABS Intermediate-Term Municipal Bond Fund

(formerly, Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund)

Fiscal Years Ended	1/31/14	1/31/15
Audit Fees	$33,870	$34,970
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,690	$9,450
All Other Fees(3)	$0	$0

Total	$42,560	$44,420

Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund

Fiscal Years Ended	1/31/14	1/31/15
Audit Fees	$18,870	$19,470
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,690	$9,450
All Other Fees(3)	$0	$0

Total	$27,560	$28,920

Eaton Vance TABS Short-Term Municipal Bond Fund

(formerly, Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund)

Fiscal Years Ended	1/31/14	1/31/15
Audit Fees	$35,640	$35,640
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,690	$9,950
All Other Fees(3)	$0	$0

Total	$44,330	$45,590

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The Funds comprised all of the series of the Trust at 1/31/2015, and have the same fiscal year end (January 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	1/31/14	1/31/15
Audit Fees	$166,750	$169,450
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$40,810	$44,370
All Other Fees(3)	$0	$0

Total	$207,560	$213,820

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	1/31/14	1/31/15
Registrant(1)	$40,810	$44,370
Eaton Vance(2)	$370,325	$99,750

(1)	Includes all of the Series of the Trust.
(2)	The investment adviser to the Series, as well as any of its affiliates that provide ongoing services to the Series, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrant

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Municipals Trust II

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	March 13, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	March 13, 2015

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	March 13, 2015